EXHIBIT 10.2

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             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,

                                   PURCHASER,

                                    CIBC INC.

                                     SELLER

                        MORTGAGE LOAN PURCHASE AGREEMENT

                          Dated as of November 28, 2006

                                 $1,072,690,815

                            Fixed Rate Mortgage Loans

                               Series 2006-CIBC17

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            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of November 28, 2006, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and CIBC Inc., as seller ("CIBC" or the "Seller").

            Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of November 28, 2006 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor (the "Depositor"), Wells Fargo Bank, N.A., as master servicer ("Master Servicer"), LNR Partners, Inc., as special servicer ("Special Servicer") and LaSalle Bank National Association, as trustee (in such capacity, the "Trustee") and as paying agent (in such capacity, the "Paying Agent"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and the term "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

            The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

            SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, all of its right, title, and interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of November 16, 2006, between the Master Servicer and the Seller) in and to the Mortgage Loans described in Exhibit A, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Seller's records will accurately reflect the sale of each Mortgage Loan to the Purchaser. The Depositor will sell the Class A-1, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C and Class D Certificates (the "Offered Certificates") to the underwriters specified in the underwriting agreement dated November 16, 2006 (the "Underwriting Agreement") between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of CIBC World Markets Corp. ("CIBCWMC") and Banc of America Securities LLC ("BofA") and Morgan Stanley & Co. Incorporated (together with JPMSI, CIBCWMC and BofA, the "Underwriters"), and the Depositor will sell the Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates (the "Private Certificates") to JPMSI, as the initial purchaser (together with the Underwriters, the "Dealers") specified in the certificate purchase agreement, dated November 16, 2006 (the "Certificate Purchase Agreement"), between the Depositor and JPMSI.

            The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction $1,113,303,575 (plus accrued interest in the amount of $4,901,495.24) in immediately available funds minus the costs set forth in
Section 9 hereof. The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

            SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the Trustee. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

            The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as the purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

            SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and (c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request and which are in the Seller's possession or under the Seller's control. In addition, the Seller agrees to deliver or cause to be delivered to the Master Servicer, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, privileged or internal communications or credit underwriting or due diligence analyses or data.

            (b) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Purchaser as described in such
Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the Master Servicer, consistent with its obligations under the Pooling and Servicing Agreement, has exercised reasonable efforts to collect such Transfer Modification Costs from such Mortgagor, in which case the Master Servicer shall give the Seller notice of such failure and the Seller shall pay such Transfer Modification Costs.

            SECTION 4. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

            SECTION 5. Covenants of the Seller. The Seller covenants with the Purchaser as follows:

            (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by the Seller;

            (b) it shall take any action reasonably required by the Purchaser, the Trustee or the Master Servicer, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Master Servicer on behalf of the Trustee for the benefit of Certificateholders. Prior to the date that a letter of credit with respect to any Mortgage Loan is transferred to the Master Servicer, the Seller will cooperate with the reasonable requests of the Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents; and

            (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annex A-1, A-2, A-3, B and D thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annex A-1, A-2, A-3, B and D thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement relates to the Seller, the Mortgage Loans listed on Exhibit A and/or any information relating to the same, as provided by the Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annex A-1, A-2, A-3, B, and D thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus Supplement, including Annex A-1, A-2, A-3, B, and D thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of November 16, 2006 between the Purchaser and the Seller (the "Indemnification Agreement").

            SECTION 6. Representations and Warranties.

            (a) The Seller represents and warrants to the Purchaser as of the Closing Date that:

                  (i) it is a Delaware corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware;

                  (ii) it has the power and authority to own its property and to carry on its business as now conducted;

                  (iii) it has the power to execute, deliver and perform this Agreement;

                  (iv) it is duly qualified to transact business in the State of New York. The Seller is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

                  (v) the execution, delivery and performance of this Agreement by the Seller has been duly authorized by all requisite action by the Seller's board of directors and will not violate or breach any provision of its organizational documents;

                  (vi) this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

                  (vii) there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents, (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller's obligations hereunder;

                  (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by the Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by the Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

                  (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of all of its obligations under this Agreement and the consummation by the Seller of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

                  (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers) that may be entitled to any commission or compensation in connection with the sale or purchase of the Mortgage Loans or entering into this Agreement or (B) paid in full any such commission or compensation;

                  (xi) it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors; and

                  (xii) for so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Companion Loan that is deposited into an Other Securitization, the depositor in such Other Securitization) and the Paying Agent with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure which the Purchaser is required to provide with respect to the Seller in its capacity as a "sponsor" pursuant to Exhibit Y and Exhibit Z of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

                  (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

                  (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

                  (iii) it has the power and authority to own its property and to carry on its business as now conducted;

                  (iv) it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument;

                  (v) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and
      (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

                  (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

                  (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

                  (ix) all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

                  (x) it has not intentionally violated any provisions of the United States Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

            (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, Master Servicer, Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

            (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of a Mortgage Loan, the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.

            (e) Upon notice pursuant to Section 6(d) above, the Seller shall, not later than 90 days from the earlier of the Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulation Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the Seller's discovery of such Breach or Defect (the "Initial Resolution Period"),
(i) cure such Defect or Breach, as the case may be, in all material respects,
(ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing
Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, that, if such Breach or Defect is capable of being cured but not within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, the Seller shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, that with respect to the Extended Resolution Period the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

            If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then Seller shall not be required to repurchase such Mortgage Loan and the sole remedy with respect to any Breach of such representation shall be to cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(f) of the Pooling and Servicing Agreement.

            Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original or copy of a "marked up" written commitment or the pro forma or specimen title insurance policy) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or (f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, that no Defect (except a Defect previously described in clauses (a) through (f) above) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the related Mortgaged Property or the interests of the Trustee or Certificateholders unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or a Custodian on its behalf within 18 months from the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loans in the related Crossed Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution and repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

            The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

            A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse to the Trust, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

            (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

            (g) Each party hereby agrees to promptly notify the other party of any breach of a representation or warranty contained in this Section 6. The Seller's obligation to cure any Breach or Defect or repurchase or substitute any affected Mortgage Loan pursuant to Section 6(e) shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes; provided, however, that no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

            SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

            (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

            (b) The Purchaser shall have received the following additional closing documents:

                  (i) copies of the Seller's certificate of incorporation and by-laws, certified as of a recent date by the Assistant Secretary of the Seller;

                  (ii) a certificate as of a recent date of the Secretary of State of the State of Delaware to the effect that the Seller is duly organized, existing and in good standing in the State of Delaware;

                  (iii) an opinion of counsel of the Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                  (A) the Seller is a corporation duly organized, validly
            existing and in good standing under the laws of the State of Delaware;

                  (B) the Seller has the corporate power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

                  (C) all necessary corporate or other action has been taken by the Seller to authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

                  (D) the Seller's execution and delivery of, and the Seller's performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller's certificate of incorporation or by-laws or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of the property or assets of the Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

                  (E) there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against the Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or
            (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

                  (F) no consent, approval, authorization, order, license,
            registration or qualification of or with the State of Delaware or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

                  (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

            (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

            (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

            SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, New York, New York, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

            SECTION 9. Expenses. The Seller will pay its pro rata share (the Seller's pro rata share to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing,) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, any Free Writing Prospectus (as defined in the Indemnification Agreement), the Memoranda (as defined in the Indemnification Agreement) and any related 8-K Information (as defined in the Underwriting Agreement), or items similar to the 8-K Information, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, the Prospectus, the Memoranda and any Free Writing Prospectus, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, the Prospectus, the Memoranda, any Free Writing Prospectus and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher Proffitt & Wood, LLP, counsel to the Underwriters and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

            SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

            SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 12. No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

            SECTION 13. Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations, including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

            SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017, Attention:
Dennis Schuh, Vice President, telecopy number (212) 834-6593, (ii) in the case of the Seller, CIBC Inc., 300 Madison Avenue, 8th Floor, New York, New York 10017, Attention: Real Estate Finance Group, telecopy number: (212) 667-5676 and
(iii) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such parties.

            SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller; provided, however, that unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

            SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

            SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

            SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                 * * * * * *

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                          SECURITIES CORP.


                                       By:   /s/ Charles Y. Lee
                                          -----------------------------------
                                          Name:  Charles Y. Lee
                                          Title: Vice President


                                       CIBC INC.


                                       By:   /s/ Todd H. Roth
                                          -----------------------------------
                                          Name:  Todd H. Roth
                                          Title: Authorized Signatory

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

         JPMCC 2006-CIBC17
         Mortgage Loan Schedule (Combined)



Loan #   Mortgagor Name                             Property Address                        City                 State      Zip Code
------   ----------------------------------------   -------------------------------------   ------------------   --------   --------
     3   MG Hotel SPE LLC                           1033 Avenue of the Americas             New York             NY            10018
     7   Cityview Apartments Associates LP 2,       Various                                 Houston              TX            77060
         LLLP
  7.01                                              16818 Carl Avenue                       Houston              TX            77060
  7.02                                              17435 Imperial Valley Drive             Houston              TX            77060
  7.03                                              855 Greens Road                         Houston              TX            77060
  7.04                                              770 Greens Road                         Houston              TX            77060
  7.05                                              850 Briar Willow Drive                  Houston              TX            77060
  7.06                                              17715 Wayforest Drive                   Houston              TX            77060
  7.07                                              17206 Imperial Valley Drive             Houston              TX            77060
     8   Columbia Properties Newark, LLC            128 Frontage Road                       Newark               NJ            07114
    10   Great Neck Towers LLC, NN Great Neck       111 Great Neck Road                     Great Neck           NY            11021
         Towers, LLC, HH Great Neck Towers,
         LLC, Eljan Great Neck Towers, LLC
    11   National East Waterway LLC, NB 3601        Various                                 Baltimore            MD            21224
         Waterway LLC and Gunther Headquarters
         Waterway LLC
 11.01                                              3700 O'Donnell Street                   Baltimore            MD            21224
 11.02                                              3600 O'Donnell Street                   Baltimore            MD            21224
 11.03                                              3601-3607 O'Donnell Street              Baltimore            MD            21224
    14   Hawaii Kai Dunhill IDG Limited             377 Keahole Street                      Honolulu             HI            96825
         Partnership, Hawaii Kai Building B
         Limited Partnership, Hawaii Kai
         Building E Limited Partnership
    15   Magic Valley Mall LLC                      1485 Pole Line Road East                Twin Falls           ID            83301
    16   Chase Green Mountain Limited               315 South Main Street                   Rutland              VT            05701
         Partnership
    18   HRI/LS, LLC                                170 West Ridgely Road                   Lutherville          MD            21093
    20   BH Fossil Creek Apartments, L.P.           3440 Western Center Boulevard           Fort Worth           TX            76137
    23   RP Altamonte II, LLC                       NWC State Road 436 & Cranes Roost
                                                    Boulevard                               Altamonte Springs    FL            32714
    24   WA Shoppes, LLC                            946 Orleans Road                        Charleston           SC            29407
    25   Tenalok Partners, Ltd.                     Various                                 Various              Various     Various
 25.01                                              2632 Frayser Boulevard                  Memphis              TN            38127
 25.02                                              3001-3009 East Frank Phillips
                                                    Boulevard                               Bartlesville         OK            74006
 25.03                                              1130 Andalusia Bypass                   Andalusia            AL            36420
 25.04                                              2220 Frayser Boulevard                  Memphis              TN            38127
 25.05                                              1780 Frayser Boulevard                  Memphis              TN            38127
    28   Edison Mall Acquisition, LLC               765 US Route 1                          Edison               NJ            08817
    30   2213-2303 W. Alondra & 2214-2302 W.        Various                                 Various              CA          Various
         Cypress, LLC, 11629-11655 Valley, LLC
         and 4349-4369 Central, LLC
 30.01                                              2213-2303 Alondra Boulevard &
                                                    2214-2304 West                          Compton              CA            90220
                                                    Cypress Boulevard
 30.02                                              11629-11655 Valley Boulevard            El Monte             CA            91732
 30.03                                              4349-4371 Central Avenue                Los Angeles          CA            90011
    33   East Hartford Founders LLC                 99 Founders Plaza                       East Hartford        CT            06108
    35   Kennesaw Gardens Associates, LLC, NB       3840 Jiles Road NW                      Kennesaw             GA            30144
         Associates Kennesaw, LLC, Wolfsnar
         Kennesaw, LLC, Prospect Kennesaw, LLC,
         Simmons Kennesaw, LLC
    36   RP Altamonte I, LLC                        293 East Altamonte Drive                Altamonte Springs    FL            32701
    37   POAL BL NQ, LLC                            Various                                 Various              Various     Various
 37.01                                              2200 Northlake Parkway                  Tucker               GA            30084
 37.02                                              8200 Old Dexter Road                    Cordova              TN            38016
 37.03                                              8176 Old Dexter Road                    Cordova              TN            38016
 37.04                                              1679 Bonnie Lane Road                   Cordova              TN            38016
 37.05                                              1690 Bonnie Lane Road                   Cordova              TN            38016
 37.06                                              1665 Bonnie Lane Road                   Cordova              TN            38016
 37.07                                              1650 Bonnie Lane Road                   Cordova              TN            38016
 37.08                                              1630 Bonnie Lane Road                   Cordova              TN            38016
 37.09                                              1600 Bonnie Lane Road                   Cordova              TN            38016
  37.1                                              1660 Bonnie Lane Road                   Cordova              TN            38016
 37.11                                              1590 Bonnie Lane Road                   Cordova              TN            38016
 37.12                                              1680 Bonnie Lane Road                   Cordova              TN            38016
 37.13                                              1695 Bonnie Lane Road                   Cordova              TN            38016
 37.14                                              1620 Bonnie Lane Road                   Cordova              TN            38016
    38   7312 Parkway Associates LLC                7312 Parkway Drive South                Hanover              MD            21076
    40   Torrey Heights Medical Building LLC        4765 Carmel Mountain Road               San Diego            CA            92130
         and Carmel Valley Medical Building, LLC
    41   Schirm Farms Realty, LLC                   6354 Saddler Way                        Canal Winchester     OH            43110
    44   Navnish Park City, LLC                     Various                                 Park City            UT            84098
 44.01                                              1501 Ute Boulevard                      Park City            UT            84098
 44.02                                              6609 Landmark Drive                     Park City            UT            84098
    46   Southland Office Investors, LLC            24301 Southland Drive                   Hayward              CA            94545
    47   7437 RR Associates, LLC                    7437 Race Road                          Hanover              MD            21076
    48   Livingston I Associates, L.P.              65 Livingston Avenue                    Roseland             NJ            07068
    49   7301 Parkway Associates LLC                7301 Parkway Drive South                Hanover              MD            21076
    50   Majestic Texas-Grapevine, L.P.             2400 South IH 35                        Round Rock           TX            78681
    53   PM Foxfire Tempe, LLC                      1701 East 8th Street                    Tempe                AZ            85281
    54   Glenbend, LLC                              1301 Scotland Crossing Drive            Laurinburg           NC            28352
    55   Northland 260 Needham LLC                  260 Needham Street                      Newton               MA            02464
    59   Adams Run Shopping Center Associates,      6201 North Front Street                 Philadelphia         PA            19120
         L.P.
    60   Palmer/William Penn, LLC                   3725 Nicholas Street                    Easton               PA            18045
    61   Oak Hills Broadway, LLC                    1455 Edgewater Street NW                Salem                OR            97304
    62   Milan-Camino Oruga, L.L.C., Milan-East     Various                                 Various              Various     Various
         Park Row, L.P., Milan-Tacoma, L.P.,
         Milan-Tanner, L.P.
 62.01                                              11302 Tanner Road                       Houston              TX            77041
 62.02                                              122 Camino Oruga                        Napa                 CA            94558
 62.03                                              3401 East Park Row Drive                Arlington            TX            76010
 62.04                                              5151 Tacoma Drive                       Houston              TX            77041
    63   MEG Dicks Durham LLC                       5422 New Hope Commons Drive             Durham               NC            27707
    65   Eastside Dunhill, Ltd.                     7440 & 7460 Youree Drive                Shreveport           LA            71105
    68   Jai Sachchidanand Hospitality, Inc.        4015 SW 43rd Street                     Gainesville          FL            32608
    72   Terrace Shopping Center Limited            400 North Greenville Avenue             Richardson           TX            75081
    74   Schultz-Markel Associates, LLC             310 State Highway 35                    Middletown           NJ            07701
    75   9950 Cheyenne LLC                          9950 West Cheyenne Avenue               Las Vegas            NV            89129
    76   Sabine Street Partners-Win, LLC, Alori     15803 Winderemere Drive                 Pflugerville         TX            78660
         Properties-600 West 51 St Win, LLC,
         Alori Properties-2302 Leon Win LLC,
         Alori Properties-1904 San Gabriel Win,
         LLC, Alori Properties-6811 Great
         Northern Win, LLC
    77   Glendale Shopping Center SPE, L.L.C.       500-554 East North Avenue               Glendale Heights     IL            60139
    83   Tejas Jivan, Inc.                          1308 North Saint Augustine Road         Valdosta             GA            31601
    84   Los Gatos Gateway, LLC                     14777 Los Gatos Boulevard               Los Gatos            CA            95032
    85   Rosedale Village II, LLC                   2749 Callaway Drive                     Bakersfield          CA            93312
    87   The Retreat (GFI) Apartments, LLLP         22715 Imperial Valley Drive             Houston              TX            77073
    89   Galleria West Associates, LLP              18900 West Bluemound Road               Brookfield           WI            53045
    90   2350 North Forest LLC                      2350 North Forest Road                  Getzville            NY            14068
    91   Corporate Retail, L.L.C.                   7474 Corporate Boulevard                Baton Rouge          LA            70809
    93   Stafford Street Acquisition, LLC           243 Stafford Street                     Worcester            MA            01603
    94   BSJ Realty, L.L.C.                         460 Bergen Boulevard                    Palisades Park       NJ            07650
    96   Seashore Equities, LLC                     1362 Brass Mill Road                    Belcamp              MD            21017
    97   Sumerlin, LLC                              16101 North El Mirage Road              El Mirage            AZ            85335
    98   Rosewood Realty Trust                      287 Chauncy Street                      Mansfield            MA            02048
   102   Walnor, LLC                                1030 Norwood Park Boulevard             Austin               TX            78753
   103   Posh Properties No. 27, Forks Family       1805 Sullivan Trail                     Forks Township       PA            18040
         Limited Partnership
   104   Park Ten of Houston LLC, D/B/A In          15835 Park Ten Place                    Houston              TX            77084
         Texas as Park Ten of Houston Building,
         LLC, Houston Point, L.L.C., Swamp
         Cabbage Properties, LLC, JD of Naples,
         LLC, D/B/A In Texas as JD of Naples
         Broadview, LLC, Walbar II, LLC, D/B/A
         Houston Walbar II, LLC, T&R
         Investments, LLC, D/B/A In Texas as
         San Antonio T&R Investments, LLC
   107   Sage Creek Partners, LLC                   1702-1768 Billings Street               Aurora               CO            80011
   108   East Park Associates                       3905 Donna Jane Court                   Harrisburg           PA            17109
   109   Santana Shopping Center, LLC               265 and 285 North Federal Street        Chandler             AZ            85226
   110   VP Partners, L.L.C.                        1201 Phyllis Drive                      Bentonville          AR            72712
   111   RP CVS Goldenrod, LLC                      7300 Curry Ford Road                    Orlando              FL            32822
   112   Spagnoli II LLC                            130 Spagnoli Road                       Melville             NY            11747
   113   Reese Merrifalls LLC                       7810 Lee Highway                        Falls Church         VA            22042
   114   Landmark Manor, L.L.C.                     459 Landmark Manor Drive                Pevely               MO            63070
   117   Great Falls Plaza LP                       1201 Julian R Allsbrook Highway         Roanoke Rapids       NC            27870
   119   Motor II LLC                               999 Motor Parkway                       Hauppauge            NY            11788
   120   9900 Lee Highway, LLC                      9900 Fairfax Boulevard                  Fairfax              VA            22030
   123   Sutton-Walters Limited Partnership         200 North High Street                   West Chester         PA            19380
   126   Houston HD Industrial Building, L.P.       18100 Chisholm Trail                    Houston              TX            77060
   131   Charla Management, LLC                     7000 Wisconsin Avenue                   Chevy Chase          MD            20815
   132   Hartwell Lexington Limited Partnership     4 Hartwell Place                        Lexington            MA            02421
   138   Snowden River Associates, LLC              9500 Berger Road                        Columbia             MD            21046
   141   Pennsylvania Properties Management         400 South 30th Street                   Harrisburg           PA            17103
         Company
   147   RP Alafaya, LLC                            7 Alafaya Woods Boulevard               Oviedo               FL            32765



                                                                                                   Interest   Net Mortgage
Loan #   County             Property Name                                  Size      Measure       Rate (%)   Interest Rate
------   ----------------   -------------------------------------------   --------   -----------   ---------  -------------
     3   New York           Residence Inn Times Square                         357   Rooms           6.15000        6.12920
     7   Harris             CityView Portfolio II                             2226   Units           6.18000        6.15920
  7.01   Harris             City View Place                                    881   Units           6.18000
  7.02   Harris             Springfield                                        440   Units           6.18000
  7.03   Harris             Anniston                                           292   Units           6.18000
  7.04   Harris             Bennett                                            216   Units           6.18000
  7.05   Harris             Charleston                                         154   Units           6.18000
  7.06   Harris             Savannah                                           184   Units           6.18000
  7.07   Harris             Cambridge                                           59   Units           6.18000
     8   Essex              Sheraton at Newark International Airport           504   Rooms           6.28000        6.25920
    10   Nassau             The Towers                                      160262   Square Feet     6.50000        6.47920
    11   Baltimore City     Brewer's Hill                                   384107   Square Feet     6.38000        6.33920
 11.01   Baltimore City     Malt Mill                                       156730   Square Feet     6.38000
 11.02   Baltimore City     Natty Boh                                       186115   Square Feet     6.38000
 11.03   Baltimore City     Gunther Headquarters                             41262   Square Feet     6.38000
    14   Honolulu           Hawaii Kai Shopping Center                      140210   Square Feet     6.44000        6.41920
    15   Twin Falls         Magic Valley Mall                               368535   Square Feet     5.99000        5.96920
    16   Rutland            Green Mountain Plaza                            213358   Square Feet     5.97000        5.94920
    18   Baltimore          Lutherville Station                             270472   Square Feet     5.76000        5.73920
    20   Tarrant            AMLI on the Green                                  424   Units           5.78000        5.75920
    23   Seminole           Altamonte Town Center II                         77592   Square Feet     5.73000        5.70920
    24   Charleston         West Ashley Shoppes                             141260   Square Feet     5.93000        5.90920
    25   Various            Com Realty Portfolio                            394102   Square Feet     6.00000        5.97920
 25.01   Shelby             Frayser Village                                 141611   Square Feet     6.00000
 25.02   Washington         Bartlesville Plaza                               88866   Square Feet     6.00000
 25.03   Covington          Three Notch Plaza                                45899   Square Feet     6.00000
 25.04   Shelby             Frayser Plaza                                    91549   Square Feet     6.00000
 25.05   Shelby             Frayser Center                                   26177   Square Feet     6.00000
    28   Middlesex          Edison Mall Shopping Center                     103996   Square Feet     5.95000        5.88920
    30   Los Angeles        Westland Portfolio                               50992   Various         5.87000        5.84920
 30.01   Los Angeles        Alondra Apartments                                 103   Units           5.87000
 30.02   Los Angeles        El Monte                                         29710   Square Feet     5.87000
 30.03   Los Angeles        Central Avenue Plaza                             21282   Square Feet     5.87000
    33   Hartford           99 Founders Plaza                               148000   Square Feet     6.26000        6.23920
    35   Cobb               Bridges of Kennesaw Apartments                     296   Units           6.08000        6.05920
    36   Seminole           Altamonte Town Center I                          79514   Square Feet     5.73000        5.70920
    37   Various            Bonnie Lane and Northlake Portfolio             164882   Square Feet     6.51436        6.49356
 37.01   DeKalb             Northlake Quadrangle                             77787   Square Feet     6.51436
 37.02   Shelby             8200 Old Dexter Road                              7212   Square Feet     6.51436
 37.03   Shelby             8176 Old Dexter Road                              7016   Square Feet     6.51436
 37.04   Shelby             1679 Bonnie Lane Road                             7000   Square Feet     6.51436
 37.05   Shelby             1690 Bonnie Lane Road                             7000   Square Feet     6.51436
 37.06   Shelby             1665 Bonnie Lane Road                             7000   Square Feet     6.51436
 37.07   Shelby             1650 Bonnie Lane Road                             7000   Square Feet     6.51436
 37.08   Shelby             1630 Bonnie Lane Road                             6950   Square Feet     6.51436
 37.09   Shelby             1600 Bonnie Lane Road                             6700   Square Feet     6.51436
  37.1   Shelby             1660 Bonnie Lane Road                             7000   Square Feet     6.51436
 37.11   Shelby             1590 Bonnie Lane Road                             5925   Square Feet     6.51436
 37.12   Shelby             1680 Bonnie Lane Road                             6392   Square Feet     6.51436
 37.13   Shelby             1695 Bonnie Lane Road                             5000   Square Feet     6.51436
 37.14   Shelby             1620 Bonnie Lane Road                             6900   Square Feet     6.51436
    38   Anne Arundel       7312 Parkway Drive South                        121064   Square Feet     5.88000        5.85920
    40   San Diego          Torrey Hills Family Medical Center               44101   Square Feet     6.44000        6.41920
    41   Franklin           Schirm Farm Apartments                             264   Units           5.72000        5.69920
    44   Summit             Park City Hampton and Holiday Inns Portfolio       157   Rooms           6.89000        6.86920
 44.01   Summit             Holiday Inn Express                                 76   Rooms           6.89000
 44.02   Summit             Hampton Inn & Suites                                81   Rooms           6.89000
    46   Almeda             Southland Office Tower                          130387   Square Feet     6.24000        6.21920
    47   Anne Arundel       7437 Race Road                                  105000   Square Feet     5.88000        5.85920
    48   Essex              65 Livingston Avenue                            107734   Square Feet     6.00000        5.97920
    49   Anne Arundel       7301 Parkway Drive South                         99673   Square Feet     5.88000        5.85920
    50   Williamson         Hester's Crossing Shopping Center                76091   Square Feet     6.16000        6.13920
    53   Maricopa           Foxfire Apartments                                 188   Units           6.15000        6.12920
    54   Scotland           Scotland Crossing Shopping Center               145442   Square Feet     6.20000        6.17920
    55   Middlesex          Linens N' Things                                 35591   Square Feet     5.80000        5.77920
    59   Philadelphia       Adam's Run Shopping Center                       93656   Square Feet     6.20000        6.17920
    60   Northampton        Palmer Super Center                              98862   Square Feet     6.13000        6.10920
    61   Polk               Oak Hills Mall                                  131718   Square Feet     5.99000        5.96920
    62   Various            Clay Portfolio                                  118638   Square Feet     6.05000        6.02920
 62.01   Harris             Aqua Services                                    57798   Square Feet     6.05000
 62.02   Napa               United Rental Facility - Napa                    20200   Square Feet     6.05000
 62.03   Tarrant            Ingersoll Rand                                   20640   Square Feet     6.05000
 62.04   Harris             United Rental Facility - Houston                 20000   Square Feet     6.05000
    63   Durham             Dick's Sporting Goods - Durham                   57925   Square Feet     6.61000        6.58920
    65   Caddo              East Side Plaza                                  78635   Square Feet     5.94000        5.91920
    68   Alachua            Country Inn & Suites - Gainesville, FL              90   Rooms           6.18000        6.15920
    72   Dallas             Terrace Shopping Center                          80712   Square Feet     6.10000        6.07920
    74   Monmouth           Independence Plaza II                            41948   Square Feet     6.32000        6.29920
    75   Clark              Cheyenne - ROCGD                                 32850   Square Feet     6.15000        6.07920
    76   Travis             Windermere Center                                57998   Square Feet     6.00000        5.97920
    77   Du Page            Glendale Shopping Center                         89631   Square Feet     5.98000        5.95920
    83   Lowndes            Country Inn & Suites - Valdosta, GA                 71   Rooms           6.18000        6.15920
    84   Santa Clara        Los Gatos Gateway                                18596   Square Feet     5.66000        5.63920
    85   Kern               Rosedale Village II                              90867   Square Feet     6.20000        6.17920
    87   Harris             The Retreat Apartments                             274   Units           5.93000        5.90920
    89   Waukesha           Galleria West Shopping Center                    63926   Square Feet     5.92000        5.89920
    90   Erie               Saint Rita's                                     63359   Square Feet     6.01000        5.98920
    91   East Baton Rouge   Courtside Crossing at Bocage                     33625   Square Feet     6.25000        6.22920
    93   Worcester          Stafford Commerce Center                        204890   Square Feet     6.02000        5.95920
    94   Bergen             460 Bergen Boulevard                             43725   Square Feet     5.95000        5.92920
    96   Harford            Business Center at Riverside                     45000   Square Feet     6.07000        6.04920
    97   Maricopa           The Palms of El Mirage                             153   Pads            5.85000        5.82920
    98   Bristol            Copeland Crossing Apartments                        42   Units           6.10000        6.07920
   102   Travis             Norwood Plaza                                    35484   Square Feet     5.85000        5.82920
   103   Northampton        Towne Center at Sullivan Trail                   31225   Square Feet     6.13000        6.05920
   104   Harris             Atwood Oceanics Building                         59546   Square Feet     5.95000        5.92920
   107   Adams              Sage Creek Apartments                              125   Units           6.14000        6.11920
   108   Dauphin            Chestnut Heights Apartments                         92   Units           6.00000        5.97920
   109   Maricopa           Santana Shopping Center                          33203   Square Feet     6.18000        6.15920
   110   Benton             Value Place                                        121   Rooms           6.30000        6.27920
   111   Orange             CVS Goldenrod                                    13013   Square Feet     5.63000        5.60920
   112   Suffolk            130 Spagnoli Road                                43560   Square Feet     6.16000        6.13920
   113   Fairfax            Merrifalls Plaza                                 18215   Square Feet     6.05000        6.02920
   114   Jefferson          Landmark Manor MHP                                 176   Pads            6.15000        6.12920
   117   Halifax            Great Falls Plaza                               120624   Square Feet     6.10000        6.07920
   119   Suffolk            999 Motor Parkway                                48345   Square Feet     6.16000        6.13920
   120   Fairfax City       Regency Furniture                                23298   Square Feet     6.13000        6.10920
   123   Chester            200 North High Street                            17529   Square Feet     5.90000        5.87920
   126   Harris             Home Depot - Houston                             83344   Square Feet     6.03000        6.00920
   131   Montgomery         7000 Wisconsin Avenue                            12894   Square Feet     5.92000        5.89920
   132   Middlesex          4 Hartwell Place                                 40000   Square Feet     6.16000        6.13920
   138   Howard             Cabinet Discounters                              35575   Square Feet     5.93000        5.90920
   141   Dauphin            Penn Square Apartments                              70   Units           6.00000        5.97920
   147   Seminole           Alafaya Pointe                                    7600   Square Feet     5.82000        5.79920


         Original                              Rem.   Maturity/ARD   Amort.   Rem.     Monthly        Servicing
Loan #   Balance      Cutoff Balance    Term   Term   Date           Term     Amort.   Debt Service   Fee Rate    Accrual Type
------   -----------  ---------------   ----   ----   ------------   ------   ------   ------------   ---------   ------------
     3   151,000,000      150,598,843    120    118       09/01/16      300      298        986,787     0.02000     Actual/360
     7    60,260,000       60,158,439    120    117       08/01/16      420      417        350,911     0.02000     Actual/360
  7.01    22,677,867       22,639,646    120    117       08/01/16      420      417                    0.02000
  7.02    11,307,660       11,288,602    120    117       08/01/16      420      417                    0.02000
  7.03     7,960,373        7,946,957    120    117       08/01/16      420      417                    0.02000
  7.04     5,482,260        5,473,020    120    117       08/01/16      420      417                    0.02000
  7.05     5,083,260        5,074,693    120    117       08/01/16      420      417                    0.02000
  7.06     5,067,300        5,058,760    120    117       08/01/16      420      417                    0.02000
  7.07     2,681,280        2,676,761    120    117       08/01/16      420      417                    0.02000
     8    60,000,000       59,803,450    120    116       07/01/16      360      356        370,602     0.02000     Actual/360
    10    46,500,000       46,500,000    120    120       11/01/16        0        0        255,373     0.02000     Actual/360
    11    40,300,000       40,300,000    120    116       07/01/16      360      360        251,551     0.04000     Actual/360
 11.01    18,000,000       18,000,000    120    116       07/01/16      360      360                    0.01000
 11.02    16,350,000       16,350,000    120    116       07/01/16      360      360                    0.01000
 11.03     5,950,000        5,950,000    120    116       07/01/16      360      360                    0.01000
    14    33,000,000       33,000,000    300    298       09/01/31      360      360        207,282     0.02000     Actual/360
    15    33,000,000       33,000,000    120    120       11/01/16      360      360        197,640     0.02000     Actual/360
    16    33,000,000       33,000,000    120    119       10/01/16        0        0        166,455     0.02000     Actual/360
    18    26,000,000       26,000,000    120    119       10/01/16      360      360        151,894     0.02000     Actual/360
    20    22,750,000       22,750,000    120    120       11/01/16        0        0        111,101     0.02000     Actual/360
    23    21,510,000       21,510,000     60     60       11/01/11      360      360        125,253     0.02000     Actual/360
    24    20,500,000       20,500,000    120    120       11/01/16      360      360        121,987     0.02000     Actual/360
    25    20,400,000       20,400,000    120    120       11/01/16      360      360        122,308     0.02000     Actual/360
 25.01    11,200,000       11,200,000    120    120       11/01/16      360      360                    0.02000
 25.02     2,600,000        2,600,000    120    120       11/01/16      360      360                    0.02000
 25.03     2,600,000        2,600,000    120    120       11/01/16      360      360                    0.02000
 25.04     2,300,000        2,300,000    120    120       11/01/16      360      360                    0.02000
 25.05     1,700,000        1,700,000    120    120       11/01/16      360      360                    0.02000
    28    18,400,000       18,400,000    120    119       10/01/16      360      360        109,727     0.06000     Actual/360
    30    18,190,000       18,174,403    120    119       10/01/16      360      359        107,543     0.02000     Actual/360
 30.01     8,000,000        7,993,140    120    119       10/01/16      360      359                    0.02000
 30.02     5,750,000        5,745,070    120    119       10/01/16      360      359                    0.02000
 30.03     4,440,000        4,436,193    120    119       10/01/16      360      359                    0.02000
    33    17,000,000       17,000,000    120    119       10/01/16      360      360        104,783     0.02000     Actual/360
    35    16,000,000       16,000,000    120    118       09/01/16        0        0         82,193     0.02000     Actual/360
    36    15,400,000       15,400,000     60     60       11/01/11      360      360         89,675     0.02000     Actual/360
    37    15,100,000       15,100,000    120    117       08/01/16      360      360         94,729     0.02000     Actual/360
 37.01     5,583,000        5,583,000    120    117       08/01/16      360      360                    0.02000
 37.02       911,000          911,000    120    117       08/01/16      360      360                    0.02000
 37.03       853,000          853,000    120    117       08/01/16      360      360                    0.02000
 37.04       834,000          834,000    120    117       08/01/16      360      360                    0.02000
 37.05       834,000          834,000    120    117       08/01/16      360      360                    0.02000
 37.06       775,000          775,000    120    117       08/01/16      360      360                    0.02000
 37.07       756,000          756,000    120    117       08/01/16      360      360                    0.02000
 37.08       716,000          716,000    120    117       08/01/16      360      360                    0.02000
 37.09       659,000          659,000    120    117       08/01/16      360      360                    0.02000
  37.1       659,000          659,000    120    117       08/01/16      360      360                    0.02000
 37.11       640,000          640,000    120    117       08/01/16      360      360                    0.02000
 37.12       640,000          640,000    120    117       08/01/16      360      360                    0.02000
 37.13       620,000          620,000    120    117       08/01/16      360      360                    0.02000
 37.14       620,000          620,000    120    117       08/01/16      360      360                    0.02000
    38    15,000,000       15,000,000    120    120       11/01/16      360      360         88,779     0.02000     Actual/360
    40    14,350,000       14,326,245     84     82       09/01/13      360      358         90,136     0.02000     Actual/360
    41    13,760,000       13,760,000    120    120       11/01/16      360      360         80,038     0.02000     Actual/360
    44    13,100,000       13,080,496     60     58       09/01/11      360      358         86,189     0.02000     Actual/360
 44.01     6,620,700        6,610,843     60     58       09/01/11      360      358                    0.02000
 44.02     6,479,300        6,469,653     60     58       09/01/11      360      358                    0.02000
    46    13,000,000       13,000,000    120    116       07/01/16      360      360         79,959     0.02000     Actual/360
    47    13,000,000       13,000,000    120    120       11/01/16      360      360         76,941     0.02000     Actual/360
    48    12,000,000       12,000,000    120    119       10/01/16      360      360         71,946     0.02000     Actual/360
    49    12,000,000       12,000,000    120    120       11/01/16      360      360         71,023     0.02000     Actual/360
    50    11,500,000       11,500,000    120    120       11/01/16      360      360         70,136     0.02000     Actual/360
    53    11,000,000       11,000,000    120    120       11/01/16      360      360         67,015     0.02000     Actual/360
    54    10,300,000       10,300,000    120    118       09/01/16      360      360         63,084     0.02000     Actual/360
    55    10,300,000       10,300,000     84     83       10/01/13        0        0         50,475     0.02000     Actual/360
    59     9,800,000        9,792,299    120    119       10/01/16      360      359         60,022     0.02000     Actual/360
    60     9,600,000        9,600,000    120    119       10/01/16      360      360         58,362     0.02000     Actual/360
    61     9,500,000        9,500,000    120    118       09/01/16      360      360         56,896     0.02000     Actual/360
    62     9,500,000        9,500,000    120    120       11/01/16      360      360         57,263     0.02000     Actual/360
 62.01     4,825,000        4,825,000    120    120       11/01/16      360      360                    0.02000
 62.02     1,810,000        1,810,000    120    120       11/01/16      360      360                    0.02000
 62.03     1,525,000        1,525,000    120    120       11/01/16      360      360                    0.02000
 62.04     1,340,000        1,340,000    120    120       11/01/16      360      360                    0.02000
    63     9,200,000        9,172,276     60     56       07/01/11      360      356         58,817     0.02000     Actual/360
    65     8,915,000        8,915,000    120    118       09/01/16      360      360         53,107     0.02000     Actual/360
    68     8,500,000        8,500,000    120    120       11/01/16      300      300         55,705     0.02000     Actual/360
    72     7,755,000        7,755,000    120    120       11/01/16      300      300         50,441     0.02000     Actual/360
    74     7,400,000        7,400,000    120    118       09/01/16      360      360         45,901     0.02000     Actual/360
    75     7,400,000        7,400,000    120    120       11/01/16      360      360         45,083     0.07000     Actual/360
    76     7,400,000        7,400,000    120    120       11/01/16      360      360         44,367     0.02000     Actual/360
    77     7,100,000        7,100,000    120    119       10/01/16      360      360         42,477     0.02000     Actual/360
    83     6,500,000        6,500,000    120    120       11/01/16      300      300         42,598     0.02000     Actual/360
    84     6,500,000        6,500,000    120    120       11/01/16      360      360         37,561     0.02000     Actual/360
    85     6,500,000        6,488,632    120    118       09/01/16      360      358         39,810     0.02000     Actual/360
    87     6,200,000        6,200,000    120    120       11/01/16      360      360         36,894     0.02000     Actual/360
    89     6,000,000        6,000,000    120    118       09/01/16       0        0          30,011     0.02000     Actual/360
    90     5,800,000        5,800,000    120    118       09/01/16      360      360         34,811     0.02000     Actual/360
    91     5,775,000        5,765,014    120    118       09/01/16      360      358         35,558     0.02000     Actual/360
    93     5,650,000        5,650,000    120    120       11/01/16      360      360         33,947     0.06000     Actual/360
    94     5,600,000        5,600,000    120    120       11/01/16      360      360         33,395     0.02000     Actual/360
    96     5,400,000        5,400,000    120    118       09/01/16      360      360         32,619     0.02000     Actual/360
    97     5,200,000        5,193,270    120    118       09/01/16      420      418         29,128     0.02000     Actual/360
    98     5,100,000        5,100,000    126    125       04/01/17       0        0          26,285     0.02000     Actual/360
   102     4,925,000        4,925,000    120    120       11/01/16      360      360         29,055     0.02000     Actual/360
   103     4,850,000        4,850,000     84     84       11/01/13      360      360         29,485     0.07000     Actual/360
   104     4,800,000        4,800,000    120    119       10/01/16      360      360         28,624     0.02000     Actual/360
   107     4,650,000        4,650,000    120    114       05/01/16      360      360         28,299     0.02000     Actual/360
   108     4,550,000        4,550,000    120    119       10/01/16      360      360         27,280     0.02000     Actual/360
   109     4,500,000        4,500,000    120    117       08/01/16      360      360         27,503     0.02000     Actual/360
   110     4,400,000        4,400,000    120    120       11/01/16      240      240         32,289     0.02000     Actual/360
   111     4,400,000        4,400,000     60     60       11/01/11      360      360         25,343     0.02000     Actual/360
   112     4,400,000        4,400,000    120    120       11/01/16      360      360         26,835     0.02000     Actual/360
   113     4,365,000        4,365,000    120    120       11/01/16      360      360         26,311     0.02000     Actual/360
   114     4,330,000        4,318,856     84     81       08/01/13      360      357         26,380     0.02000     Actual/360
   117     4,151,000        4,125,027    120    113       04/01/16      360      353         25,155     0.02000     Actual/360
   119     4,000,000        4,000,000    120    120       11/01/16      360      360         24,395     0.02000     Actual/360
   120     4,000,000        3,996,797    120    119       10/01/16      360      359         24,317     0.02000     Actual/360
   123     3,800,000        3,796,767    120    119       10/01/16      360      359         22,539     0.02000     Actual/360
   126     3,700,000        3,700,000    120    120       11/01/16      360      360         22,255     0.02000     Actual/360
   131     3,210,000        3,210,000    120    120       11/01/16      360      360         19,081     0.02000     Actual/360
   132     3,200,000        3,200,000     60     60       11/01/11       0        0          16,655     0.02000     Actual/360
   138     3,000,000        3,000,000    120    120       11/01/16      360      360         17,852     0.02000     Actual/360
   141     2,800,000        2,800,000    120    119       10/01/16      360      360         16,787     0.02000     Actual/360
   147     1,610,000        1,610,000     60     60       11/01/11      360      360          9,467     0.02000     Actual/360


                                                           Originator/
         ARD     ARD Step                        Crossed   Loan                                                         Letter of
Loan #   (Y/N)   Up (%)      Title Type           Loan     Seller       Guarantor                                       Credit
------   -----   --------    -----------------   -------   -----------  --------------------------------------------    -----------
     3   No                  Fee                           CIBC         Granite Companies LLC                           No
     7   No                  Fee                           CIBC         Allen Gross                                     No
  7.01                       Fee                           CIBC                                                         No
  7.02                       Fee                           CIBC                                                         No
  7.03                       Fee                           CIBC                                                         No
  7.04                       Fee                           CIBC                                                         No
  7.05                       Fee                           CIBC                                                         No
  7.06                       Fee                           CIBC                                                         No
  7.07                       Fee                           CIBC                                                         No
     8   No                  Fee                           CIBC         Columbia Sussex Corporation                     No
    10   No                  Fee                           CIBC         Philip Pilevsky                                 No
    11   No                                                CIBC         OCRE Beer Hill LLC, SBER Development Services
                             Fee and                                    LLC, National East LLC, NB 3601 LLC, Gunther
                             Leasehold                                  Headquarters LLC                                No
 11.01                       Fee                           CIBC                                                         No
 11.02                       Fee                           CIBC                                                         No
 11.03                       Fee                           CIBC                                                         No
    14   No                  Leasehold                     CIBC         William L. Hutchinson                           No
    15   No                                                CIBC         W. Richards Woodbury, O. Randall Woodbury,
                                                                        Ezekiel R. Dumke III, Scott W. Thornton, Lynn
                                                                        S. Woodbury, Guy R. Woodbury, Jeffrey K.
                             Fee                                        Woodbury                                        No
    16   No                  Fee                           CIBC         David Chase                                     No
    18   No                  Fee and                       CIBC         Brad M. Hutensky
                             Leasehold                                                                                  No
    20   No                  Fee                           CIBC         Harold Bookey                                   No
    23   No                  Fee                           CIBC         Rubin Pachulski Properties 36, LLC              No
    24   No                  Fee                           CIBC         Lamar Western, L.P.                             No
    25   No                  Fee                           CIBC         Hardam Singh Azad                               No
 25.01                       Fee                           CIBC                                                         No
 25.02                       Fee                           CIBC                                                         No
 25.03                       Fee                           CIBC                                                         No
 25.04                       Fee                           CIBC                                                         No
 25.05                       Fee                           CIBC                                                         No
    28   No                  Fee                           CIBC         Daniel Massry                                   No
    30   No                  Fee                           CIBC         Allen Alevy                                     No
 30.01                       Fee                           CIBC                                                         No
 30.02                       Fee                           CIBC                                                         No
 30.03                       Fee                           CIBC                                                         No
    33   No                  Fee                           CIBC         Joshua Safrin                                   No
    35   No                  Fee                           CIBC         HGGP Capital II, LLC                            No
    36   No                  Fee                           CIBC         Rubin Pachulski Properties 36, LLC              No
    37   No                  Fee                           CIBC         Marc Cukier, Shalom Jacobs                      No
 37.01                       Fee                           CIBC                                                         No
 37.02                       Fee                           CIBC                                                         No
 37.03                       Fee                           CIBC                                                         No
 37.04                       Fee                           CIBC                                                         No
 37.05                       Fee                           CIBC                                                         No
 37.06                       Fee                           CIBC                                                         No
 37.07                       Fee                           CIBC                                                         No
 37.08                       Fee                           CIBC                                                         No
 37.09                       Fee                           CIBC                                                         No
  37.1                       Fee                           CIBC                                                         No
 37.11                       Fee                           CIBC                                                         No
 37.12                       Fee                           CIBC                                                         No
 37.13                       Fee                           CIBC                                                         No
 37.14                       Fee                           CIBC                                                         No
    38   No                  Fee                           CIBC         Stephen J. Bisciotti, James C. Davis            No
    40   No                  Fee                           CIBC         David J. Smith                                  No
    41   No                  Fee                           CIBC         Pincus Rand                                     No
    44   No                                                CIBC         Vamsikrishna P. Bonthala, Sheenal C. Patel,
                             Fee                                        Krishnakant S. Sangani                          No
 44.01                       Fee                           CIBC                                                         No
 44.02                       Fee                           CIBC                                                         No
    46   No                  Fee                           CIBC         Derek Graham, Kevin P. Kaseff                   No
    47   No                  Fee                           CIBC         Stephen J. Bisciotti, James C. Davis            No
    48   No                  Fee                           CIBC         Lowenstein, Sandler, Brochin, Kohl & Fisher     No
    49   No                  Fee                           CIBC         Stephen J. Bisciotti, James C. Davis            No
    50   No                  Fee                           CIBC         John M. Bratton, Kyle T. Fair                   No
    53   No                  Fee                           CIBC         Paul E. Mashni                                  No
    54   No                  Fee                           CIBC         Lamar Western, L.P.                             500,000.0
    55   No                  Fee                           CIBC         Northland Fund II, L.P.                         No
    59   No                  Fee                           CIBC         Il Yeon Kwon                                    No
    60   No                  Fee                           CIBC         Lamar Western, L.P.                             No
    61   No                  Fee                           CIBC         Rubin Pachulski Properties 36, LLC              No
    62   No                  Fee                           CIBC         Bruce Slovin                                    No
 62.01                       Fee                           CIBC                                                         No
 62.02                       Fee                           CIBC                                                         No
 62.03                       Fee                           CIBC                                                         No
 62.04                       Fee                           CIBC                                                         No
    63   No                  Fee                           CIBC         Jonathan Penner                                 No
    65   No                  Fee                           CIBC         William L. Hutchinson                           No
    68   No                  Fee                           CIBC         Nilesh R. Patel, Pravin J. Patel                No
    72   No                  Fee                           CIBC         Felix Y. Chen, Tuck Tsai                        No
    74   No                                                CIBC         Steven M. Schultz, Jonathan B. Schultz,
                             Fee                                        Harvey A. Schultz                               No
    75   No                                                CIBC         Richard E. Desruisseaux, James R. Olson,
                             Fee                                        Walter R. Cannon, John E. Gormley               No
    76   No                                                CIBC         Lawrence L. Aldridge, Paul Jason Aldridge,
                             Fee                                        James Lommori                                   No
    77   No                  Fee                           CIBC         Leonard D. Blackman                             No
    83   No                  Fee                           CIBC         Nilesh R. Patel, Pravin J. Patel                No
    84   No                  Fee                           CIBC         Hooman Sotoodeh                                 No
    85   No                  Fee                           CIBC         Samuel K. Freshman                              No
    87   No                  Fee                           CIBC         Allen Gross                                     No
    89   No                  Fee                           CIBC         William Bode                                    No
    90   No                  Fee                           CIBC         Abraham Leser                                   No
    91   No                  Fee                           CIBC         Blake McGehee, Brandon McGehee, Molly M. Quinn  No
    93   No                  Fee                           CIBC         Peter O'Connor, Peter Murphy, Jonathan Stott    No
    94   No                  Fee                           CIBC         Thomas Hong, Robert Hong                        No
    96   No                  Fee                           CIBC         Riverside Business Center, LLC                  No
    97   No                  Fee                           CIBC         Howard Sumerlin                                 No
    98   No                  Fee                           CIBC         Mujeebuddin Ahmed, Mirajuddin Ahmed             No
   102   No                  Fee                           CIBC         Gregory M. Cervenka                             No
   103   No                  Fee                           CIBC         Joseph T. Posh and Joseph C. Posh               No
   104   No                  Fee                           CIBC         Clark Minker                                    No
   107   No                  Fee                           CIBC         James E. Wolf                                   No
   108   No                  Fee                           CIBC         Herbert C. Moore                                No
   109   No                  Fee                           CIBC         Hayward Pressman                                No
   110   No                  Fee                           CIBC         Christopher M. Whitt                            No
   111   No                  Fee                           CIBC         Rubin Pachulski Properties 36, LLC              No
   112   No                                                CIBC         Gary P. Krupnick, Nicholas H. Racanelli,
                                                                        Michael V. Racanelli, The RMR 1995
                                                                        Irrevocable Trust, Martin J. Racanelli, Jr.,
                             Fee                                        Martin J. Racanelli, Sr.                        500,000.0
   113   No                  Leasehold                     CIBC         John R. Reese, Richard Fownes                   No
   114   No                  Fee                           CIBC         Anthony Stieren, Bridie J. Stieren              No
   117   No                  Fee                           CIBC         Michael Fischer                                 No
   119   No                                                CIBC         Gary P. Krupnick, Nicholas H. Racanelli,
                                                                        Michael V. Racanelli, The RMR 1995
                                                                        Irrevocable Trust, Martin J. Racanelli, Jr.,
                             Fee                                        Martin J. Racanelli, Sr.                        No
   120   No                  Fee                           CIBC         Abdelrahman Ayyad                               No
   123   No                                                CIBC         Gregory Walters, Thomas Sutton, Vicki D.
                             Fee                                        Sutton, Charles Lyddane                         No
   126   No                  Fee                           CIBC         Jona Goldrich, Sol Kest, Warren L. Breslow      No
   131   No                  Fee                           CIBC         Mansoor Emral Shaool, Curtis Marts              No
   132   No                  Fee                           CIBC         Donald A. Levine                                No
   138   No                  Fee                           CIBC         John J. Mikk, Elaine H.  Mikk                   No
   141   No                  Fee                           CIBC         Richard W. Moore                                No
   147   No                  Fee                           CIBC         Rubin Pachulski Properties 36, LLC              No


                                                     UPFRONT ESCROW
         -------------------------------------------------------------------------------------------------------------
         Upfront CapEx   Upfront Eng.   Upfront Envir.   Upfront TI/LC   Upfront RE Tax   Upfront Ins.   Upfront Other
Loan #   Reserve         Reserve        Reserve          Reserve         Reserve          Reserve        Reserve
------   -------------   ------------   --------------   -------------   --------------   ------------   -------------
     3            0.00           0.00             0.00            0.00             0.00           0.00            0.00
     7       37,468.00           0.00             0.00            0.00       696,477.38     435,392.54    1,350,000.00
  7.01
  7.02
  7.03
  7.04
  7.05
  7.06
  7.07
     8       60,937.00           0.00             0.00            0.00       266,666.67      42,897.00            0.00
    10        2,012.00           0.00             0.00       21,667.00       287,467.80      19,255.00            0.00
    11            0.00           0.00             0.00    2,383,660.00       114,629.01      82,437.50      728,972.00
 11.01
 11.02
 11.03
    14       50,000.00           0.00             0.00            0.00        63,455.17      70,341.75    2,000,000.00
    15            0.00           0.00             0.00            0.00       228,824.75      26,903.00            0.00
    16        2,611.50           0.00             0.00            0.00        33,327.08      35,746.75    8,375,000.00
    18        4,633.84     207,961.42             0.00       16,667.00        76,951.25      35,484.17      200,000.00
    20    1,630,000.00           0.00             0.00            0.00             0.00      67,464.34            0.00
    23          837.33           0.00             0.00    1,220,689.98        48,000.00           0.00      347,409.00
    24      138,050.00      61,312.50             0.00            0.00       143,799.14      41,372.62            0.00
    25       75,000.00     123,188.00             0.00      358,862.00        46,836.00      15,208.50            0.00
 25.01
 25.02
 25.03
 25.04
 25.05
    28          866.63           0.00       108,900.00        1,041.25       116,075.79      18,653.92            0.00
    30        2,785.27           0.00             0.00        1,000.00       101,276.08      31,568.33            0.00
 30.01
 30.02
 30.03
    33        8,333.34      25,800.00             0.00            0.00       113,765.76      14,861.00            0.00
    35      206,820.00      24,375.00        15,400.00            0.00       425,271.06      55,755.67      136,000.00
    36          729.00     124,763.00             0.00      140,274.34       199,500.00           0.00      121,210.67
    37        2,061.00      21,750.00             0.00      320,000.00       205,006.65       7,137.50            0.00
 37.01
 37.02
 37.03
 37.04
 37.05
 37.06
 37.07
 37.08
 37.09
  37.1
 37.11
 37.12
 37.13
 37.14
    38        2,017.73      10,862.50             0.00            0.00        42,995.29       9,348.00            0.00
    40            0.00           0.00             0.00      336,248.00        66,548.12      17,506.50       96,050.00
    41        4,400.00           0.00             0.00            0.00       202,880.28      14,920.25            0.00
    44       12,428.00     566,104.00             0.00            0.00        68,000.00       5,740.50            0.00
 44.01
 44.02
    46        2,179.00           0.00             0.00      160,839.00        69,352.14      65,054.25            0.00
    47        1,750.00      10,625.00             0.00            0.00        51,825.13       8,165.00            0.00
    48      116,346.67           0.00             0.00            0.00        96,438.33      25,534.82            0.00
    49        1,661.22      21,250.00             0.00            0.00        53,579.04       7,720.00            0.00
    50          954.40           0.00             0.00      813,695.26       283,700.00       8,093.75      775,238.00
    53        3,916.67           0.00             0.00            0.00        19,447.66      13,088.67            0.00
    54       95,198.00       1,875.00             0.00            0.00        20,070.34      17,145.27    1,411,050.00
    55            0.00           0.00             0.00            0.00        42,552.88       2,475.21            0.00
    59        2,102.67           0.00             0.00        3,333.33        84,652.92      17,066.00            0.00
    60            0.00      18,660.00             0.00            0.00        38,007.21      20,665.98            0.00
    61            0.00           0.00             0.00            0.00        33,425.50           0.00      300,000.00
    62        2,000.00      20,688.00             0.00            0.00       141,568.00      22,874.45            0.00
 62.01
 62.02
 62.03
 62.04
    63            0.00           0.00             0.00            0.00             0.00           0.00            0.00
    65            0.00           0.00             0.00            0.00       120,583.50      26,619.25      570,994.00
    68        4,165.46           0.00             0.00            0.00        17,880.00     129,053.17            0.00
    72        1,015.15           0.00             0.00       54,166.67       174,079.10      10,603.10      135,000.00
    74          524.35           0.00             0.00            0.00        39,289.25       8,788.33            0.00
    75          547.00           0.00             0.00            0.00        15,522.07       6,297.67            0.00
    76        1,208.33           0.00             0.00        2,996.67         8,777.20       4,611.33       86,120.00
    77        1,120.39       5,625.00             0.00            0.00        38,428.20      14,008.67      600,000.00
    83        5,212.82           0.00             0.00            0.00         8,192.62       4,726.00            0.00
    84          232.92           0.00             0.00        1,274.75         7,845.66       6,759.00      460,000.00
    85        1,877.33           0.00             0.00       41,334.30        43,359.75      13,136.51      100,905.00
    87        5,708.33           0.00             0.00            0.00       154,384.00     109,341.92            0.00
    89            0.00      14,531.00             0.00            0.00             0.00           0.00            0.00
    90        1,039.42           0.00             0.00       67,563.17        39,668.59       2,390.04            0.00
    91          420.33           0.00             0.00            0.00        36,892.48       6,450.25            0.00
    93        2,561.13      31,125.00        15,000.00        5,624.60        24,361.47       6,499.17            0.00
    94       40,667.00      92,906.00       277,500.00       83,644.00        26,509.92      11,937.50            0.00
    96      158,317.00           0.00             0.00        5,423.00         6,395.79       7,006.67            0.00
    97          484.50           0.00             0.00            0.00        18,900.67       6,160.00      500,000.00
    98            0.00           0.00             0.00            0.00        15,017.80      16,430.25            0.00
   102          444.00           0.00             0.00      110,550.00         3,648.85       2,183.00      323,950.00
   103          281.25           0.00             0.00        1,250.00        40,872.05       3,098.00       22,500.00
   104          992.42           0.00             0.00      152,500.00        97,876.17       3,717.75            0.00
   107        2,604.00           0.00             0.00            0.00         6,817.50       5,762.75            0.00
   108        2,116.00      13,125.00             0.00            0.00        28,130.85      25,707.00      100,000.00
   109        9,960.00           0.00             0.00            0.00        43,244.00       2,136.67            0.00
   110        2,500.00           0.00             0.00            0.00        13,782.00       6,183.50            0.00
   111            0.00           0.00             0.00            0.00             0.00           0.00            0.00
   112          363.00           0.00             0.00      240,000.00             0.00           0.00            0.00
   113       56,227.67       3,125.00             0.00       45,000.00        28,414.50       3,219.25            0.00
   114          733.33           0.00             0.00            0.00        20,859.26       1,354.10            0.00
   117      176,508.00      43,000.00             0.00        3,619.00        49,870.26       3,160.50        5,000.00
   119          403.00           0.00             0.00      120,000.00             0.00           0.00            0.00
   120          291.25           0.00             0.00            0.00         6,718.50       2,724.00            0.00
   123          292.15           0.00             0.00        1,250.00         8,269.90       1,988.25            0.00
   126          699.83      15,937.50             0.00        2,083.33             0.00           0.00            0.00
   131          214.92       4,500.00             0.00      150,000.00        13,033.33       2,830.09            0.00
   132          333.33           0.00             0.00      203,333.33        17,308.50      12,020.75            0.00
   138          296.00       9,750.00             0.00        1,083.00         9,468.76       1,883.33            0.00
   141        1,890.00           0.00         8,750.00            0.00        26,627.80      16,101.25            0.00
   147           76.30           0.00             0.00          489.59        30,169.75           0.00            0.00


                                          MONTHLY ESCROW
         ----------------------------------------------------------------
         Monthly    Monthly   Monthly                  Monthly    Monthly
         Capex      Envir.    TI/LC      Monthly RE    Ins.       Other     Grace    Lockbox                            Defeasance
Loan #   Reserve    Reserve   Reserve    Tax Reserve   Reserve    Reserve   Period   In-place    Property Type           Permitted
------   --------   -------   --------   -----------   --------   -------   ------   --------    -------------------   ----------
     3       0.00      0.00       0.00          0.00       0.00      0.00        7   No          Hotel                  Yes
     7   37468.00      0.00       0.00      77386.38   45299.65      0.00        7   No          Multifamily            Yes
  7.01                                                                           7               Multifamily
  7.02                                                                           7               Multifamily
  7.03                                                                           7               Multifamily
  7.04                                                                           7               Multifamily
  7.05                                                                           7               Multifamily
  7.06                                                                           7               Multifamily
  7.07                                                                           7               Multifamily
     8   60937.00      0.00       0.00      66666.67       0.00      0.00        7   No          Hotel                  Yes
    10    2012.00      0.00   21667.00      90721.11    6648.33      0.00        7   No          Office                 Yes
    11       0.00      0.00       0.00       8187.79    8243.75      0.00        7   Yes         Various                Yes
 11.01                                                                           7               Office
 11.02                                                                           7               Mixed Use
 11.03                                                                           7               Office
    14    3037.88      0.00    5842.08      31727.58   13805.25      0.00        5   No          Retail                 Yes
    15       0.00      0.00       0.00      32689.25    4483.83      0.00        7   No          Retail                 Yes
    16    2611.50      0.00       0.00      16663.54    4890.42      0.00        7   No          Retail                 Yes
    18   12595.26      0.00   16667.00      15390.25    5069.17      0.00        7   Yes         Retail                 Yes
    20    7066.67      0.00       0.00      62946.73    9637.76      0.00        7   No          Multifamily            Yes
    23     837.33      0.00    1666.67      16000.00       0.00      0.00        7   Yes         Retail                 Yes
    24    2236.58      0.00    5135.50      13072.65    8097.43      0.00        7   No          Retail                 Yes
    25       0.00      0.00       0.00      33681.00    5069.50      0.00        7   No          Retail                 Yes
 25.01                                                                           7               Retail
 25.02                                                                           7               Retail
 25.03                                                                           7               Retail
 25.04                                                                           7               Retail
 25.05                                                                           7               Retail
    28     866.63      0.00    1041.25      29018.95    2010.73      0.00        7   No          Retail                 Yes
    30    2785.27      0.00    1000.00      12659.51    3825.19      0.00        7   No          Various                Yes
 30.01                                                                           7               Multifamily
 30.02                                                                           7               Retail
 30.03                                                                           7               Retail
    33    4166.67      0.00       0.00      18960.96    3715.25      0.00        7   Yes         Office                 Yes
    35    6166.67      0.00       0.00      33843.57    6115.58      0.00        7   No          Multifamily            Yes
    36     729.00      0.00    2916.67      22166.67       0.00   1666.67        7   Yes         Retail                 Yes
    37    2061.00      0.00       0.00      28604.98    2379.17      0.00        7   Yes         Various                Yes
 37.01                                                                           7               Retail
 37.02                                                                           7               Office
 37.03                                                                           7               Office
 37.04                                                                           7               Office
 37.05                                                                           7               Office
 37.06                                                                           7               Office
 37.07                                                                           7               Office
 37.08                                                                           7               Office
 37.09                                                                           7               Office
  37.1                                                                           7               Office
 37.11                                                                           7               Office
 37.12                                                                           7               Office
 37.13                                                                           7               Office
 37.14                                                                           7               Office
    38    2017.73      0.00       0.00          0.00       0.00      0.00        7   No          Office                 Yes
    40     735.00      0.00       0.00      11091.36    1591.50      0.00        7   No          Office                 Yes
    41    4400.00      0.00       0.00      28982.90    4973.42      0.00        7   No          Multifamily            Yes
    44   12428.00      0.00       0.00       5666.67    1913.50      0.00        7   Yes         Hotel                  Yes
 44.01                                                                           7               Hotel
 44.02                                                                           7               Hotel
    46    2179.00      0.00   10839.00      13870.43    7228.25      0.00        7   No          Office                 Yes
    47    1750.00      0.00       0.00          0.00       0.00      0.00        7   No          Office                 Yes
    48    1346.67      0.00       0.00      24109.58    3191.85      0.00        7   No          Office                 Yes
    49    1661.22      0.00       0.00          0.00       0.00      0.00        7   No          Office                 Yes
    50     954.40      0.00    5068.00      23641.67    1618.75      0.00        7   No          Retail                 Yes
    53    3916.67      0.00       0.00       6482.55    3272.17      0.00        7   No          Multifamily            Yes
    54    2424.03      0.00    5461.25      10035.17    1714.53      0.00       15   No          Retail                 Yes
    55       0.00      0.00       0.00      10638.22     412.53      0.00        7   No          Retail                 Yes
    59    2102.67      0.00    3333.33      16930.58    4266.50      0.00        7   No          Retail                 Yes
    60    2044.33      0.00    1318.75       8864.29    1878.73      0.00        7   No          Retail                 Yes
    61    1560.67      0.00    4610.00       5570.92       0.00      0.00        7   No          Retail                 Yes
    62    2000.00      0.00       0.00      11797.33    2541.61      0.00        7   No          Industrial             Yes
 62.01                                                                           7               Industrial
 62.02                                                                           7               Industrial
 62.03                                                                           7               Industrial
 62.04                                                                           7               Industrial
    63       0.00      0.00       0.00          0.00       0.00      0.00       15   No          Retail                 Yes
    65     982.25      0.00    5370.00      13398.17    3802.75      0.00        5   No          Retail                 Yes
    68    4165.46      0.00       0.00       9218.08    2980.00      0.00        7   No          Hotel                  Yes
    72    1015.15      0.00    4166.67      14506.59    3534.37      0.00        7   No          Retail                 Yes
    74     524.35      0.00       0.00      13096.42     878.83      0.00        7   No          Office                 Yes
    75     547.00      0.00       0.00       3880.52    1574.42      0.00        7   No          Office                 Yes
    76    1208.33      0.00    2996.67       8777.20    1152.83      0.00        7   No          Retail                 Yes
    77    1120.39      0.00       0.00      12809.40    2055.17      0.00        7   No          Retail                 Yes
    83    5212.82      0.00       0.00       4096.31    1575.33      0.00        7   No          Hotel                  Yes
    84     232.92      0.00    1274.50       1569.13    1126.50      0.00        7   No          Office                 Yes
    85    1877.33      0.00       0.00       6194.25    2189.42      0.00        7   No          Retail                 Yes
    87    5708.33      0.00       0.00      12865.33   13667.74      0.00        7   No          Multifamily            Yes
    89       0.00      0.00       0.00          0.00       0.00      0.00        7   No          Retail                 Yes
    90    1039.42      0.00    5197.17       8174.88     796.68      0.00        7   No          Office                 Yes
    91     420.33      0.00       0.00       3353.86    2150.08      0.00        7   No          Retail                 Yes
    93    2561.13      0.00    5624.60      12180.73    3249.58      0.00        7   No          Industrial             Yes
    94     667.00      0.00    3644.00      13254.96    2387.50      0.00        7   No          Office                 Yes
    96     817.00      0.00    5423.00       3197.90     875.83      0.00        7   No          Industrial             Yes
    97     484.50      0.00       0.00       2362.58     513.33      0.00        7   No          Manufactured Housing   Yes
    98     875.00      0.00       0.00       3754.45    1825.58      0.00        7   No          Multifamily            Yes
   102     444.00      0.00    3750.00       3648.85     727.67      0.00        7   No          Retail                 Yes
   103     281.25      0.00    1250.00       5109.01     387.25      0.00        7   No          Retail                 Yes
   104     992.42      0.00    2500.00       8897.83    1239.25      0.00        7   No          Office                 Yes
   107    2604.00      0.00       0.00       2272.50    1920.92      0.00        7   No          Multifamily            Yes
   108    2116.00      0.00       0.00       4770.59    2337.00      0.00        7   No          Multifamily            No
   109     415.03      0.00       0.00       7207.33     427.33      0.00        7   No          Retail                 Yes
   110    2500.00      0.00       0.00       4594.00    1030.58      0.00        7   No          Hotel                  Yes
   111       0.00      0.00       0.00          0.00       0.00      0.00        7   Yes         Retail                 Yes
   112     363.00      0.00       0.00          0.00       0.00      0.00        7   No          Industrial             No
   113     227.67      0.00       0.00       4735.75    1073.08      0.00        7   No          Retail                 Yes
   114     733.33      0.00       0.00       2085.93     270.82      0.00        7   No          Manufactured Housing   Yes
   117    1508.00      0.00    3619.00       4987.03    1053.50      0.00       15   No          Retail                 Yes
   119     403.00      0.00       0.00          0.00       0.00      0.00        7   No          Industrial             No
   120     291.25      0.00       0.00       1119.75     454.00      0.00        7   No          Retail                 Yes
   123     292.15      0.00    1250.00       2629.66     220.92      0.00        7   No          Office                 Yes
   126     699.83      0.00    2083.33          0.00       0.00      0.00        7   No          Industrial             Yes
   131     214.92      0.00       0.00       3258.33     435.25      0.00        7   No          Mixed Use              No
   132     333.33      0.00    3333.33       8654.25    1155.91      0.00        7   No          Office                 Yes
   138     296.00      0.00    1083.00       1578.13     470.83      0.00        7   No          Industrial             Yes
   141    1890.00      0.00       0.00       3993.93    1463.75      0.00        7   No          Multifamily            No
   147      76.30      0.00     489.59       2320.75       0.00      0.00        7   Yes         Retail                 Yes


                                        Final       Remaining
         Interest                       Maturity    Amortization Term
Loan #   Accrual Period   Loan Group    Date        for Balloon Loans
------   --------------   ----------    --------    -----------------
     3   Actual/360       1                         300
     7   Actual/360       2                         420
  7.01                    2                         420
  7.02                    2                         420
  7.03                    2                         420
  7.04                    2                         420
  7.05                    2                         420
  7.06                    2                         420
  7.07                    2                         420
     8   Actual/360       1                         360
    10   Actual/360       1
    11   Actual/360       1                         360
 11.01                    1                         360
 11.02                    1                         360
 11.03                    1                         360
    14   Actual/360       1                         360
    15   Actual/360       1                         360
    16   Actual/360       1
    18   Actual/360       1                         360
    20   Actual/360       2
    23   Actual/360       1                         360
    24   Actual/360       1                         360
    25   Actual/360       1                         360
 25.01                    1                         360
 25.02                    1                         360
 25.03                    1                         360
 25.04                    1                         360
 25.05                    1                         360
    28   Actual/360       1                         360
    30   Actual/360       1                         360
 30.01                    1                         360
 30.02                    1                         360
 30.03                    1                         360
    33   Actual/360       1                         360
    35   Actual/360       2
    36   Actual/360       1                         360
    37   Actual/360       1                         360
 37.01                    1                         360
 37.02                    1                         360
 37.03                    1                         360
 37.04                    1                         360
 37.05                    1                         360
 37.06                    1                         360
 37.07                    1                         360
 37.08                    1                         360
 37.09                    1                         360
  37.1                    1                         360
 37.11                    1                         360
 37.12                    1                         360
 37.13                    1                         360
 37.14                    1                         360
    38   Actual/360       1                         360
    40   Actual/360       1                         360
    41   Actual/360       2                         360
    44   Actual/360       1                         360
 44.01                    1                         360
 44.02                    1                         360
    46   Actual/360       1                         360
    47   Actual/360       1                         360
    48   Actual/360       1                         360
    49   Actual/360       1                         360
    50   Actual/360       1                         360
    53   Actual/360       2                         360
    54   Actual/360       1                         360
    55   Actual/360       1
    59   Actual/360       1                         360
    60   Actual/360       1                         360
    61   Actual/360       1                         360
    62   Actual/360       1                         360
 62.01                    1                         360
 62.02                    1                         360
 62.03                    1                         360
 62.04                    1                         360
    63   Actual/360       1                         360
    65   Actual/360       1                         360
    68   Actual/360       1                         300
    72   Actual/360       1                         300
    74   Actual/360       1                         360
    75   Actual/360       1                         360
    76   Actual/360       1                         360
    77   Actual/360       1                         360
    83   Actual/360       1                         300
    84   Actual/360       1                         360
    85   Actual/360       1                         360
    87   Actual/360       2                         360
    89   Actual/360       1
    90   Actual/360       1                         360
    91   Actual/360       1                         360
    93   Actual/360       1                         360
    94   Actual/360       1                         360
    96   Actual/360       1                         360
    97   Actual/360       2                         420
    98   Actual/360       1
   102   Actual/360       1                         360
   103   Actual/360       1                         360
   104   Actual/360       1                         360
   107   Actual/360       2                         360
   108   Actual/360       2                         360
   109   Actual/360       1                         360
   110   Actual/360       1                         240
   111   Actual/360       1                         360
   112   Actual/360       1                         360
   113   Actual/360       1                         360
   114   Actual/360       2                         360
   117   Actual/360       1                         360
   119   Actual/360       1                         360
   120   Actual/360       1                         360
   123   Actual/360       1                         360
   126   Actual/360       1                         360
   131   Actual/360       1                         360
   132   Actual/360       1
   138   Actual/360       1                         360
   141   Actual/360       2                         360
   147   Actual/360       1                         360


                                    EXHIBIT B

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

            (1) No Mortgage Loan is 30 days or more delinquent in payment of principal and interest (without giving effect to any applicable grace period in the related Mortgage Note) as of the Cut-off Date and no Mortgage Loan has been 30 days or more (without giving effect to any applicable grace period in the related Mortgage Note) past due.

            (2) Except with respect to the ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Loans (exclusive of any default interest, late charges or prepayment premiums) are fixed rate mortgage loans with terms to maturity, at origination or as of the most recent modification, as set forth in the Mortgage Loan Schedule.

            (3) The information pertaining to each Mortgage Loan set forth on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date.

            (4) At the time of the assignment of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to and was the sole owner and holder of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of November 16, 2006, between the Master Servicer and Seller) and such assignment validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of November 16, 2006, between the Master Servicer and Seller).

            (5) In respect of each Mortgage Loan, (A) in reliance on public documents or certified copies of the incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico and (B) as of the Closing Date, the related Mortgagor is not a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

            (6) Each Mortgage Loan is secured by the related Mortgage which establishes and creates a valid and subsisting first priority lien on the related Mortgaged Property, or leasehold interest therein, comprising real estate, free and clear of any liens, claims, encumbrances, participation interests, pledges, charges or security interests subject only to Permitted Encumbrances. Such Mortgage, together with any separate security agreement, UCC Financing Statement or similar agreement, if any, establishes and creates a first priority security interest in favor of the Seller in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property and, to the extent a security interest may be created therein and perfected by the filing of a UCC Financing Statement under the Uniform Commercial Code as in effect in the relevant jurisdiction, the proceeds arising from the Mortgaged Property and other collateral securing such Mortgage Loan, subject only to Permitted Encumbrances. There exists with respect to such Mortgaged Property an assignment of leases and rents provision, either as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to Permitted Encumbrances. Except for the holder of the Subordinate Companion Loan with respect to the AB Mortgage Loans, to the Seller's knowledge, no person other than the related Mortgagor and the mortgagee own any interest in any payments due under the related leases. The related Mortgage or such assignment of leases and rents provision provides for the appointment of a receiver for rents or allows the holder of the related Mortgage to enter into possession of the related Mortgaged Property to collect rent or provides for rents to be paid directly to the holder of the related Mortgage in the event of a default beyond applicable notice and grace periods, if any, under the related Mortgage Loan documents. As of the origination date there were, and, to the Seller's actual knowledge as of the Closing Date, there are, no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below) and except for Permitted Encumbrances. No Mortgaged Property secures any mortgage loan not represented on the Mortgage Loan Schedule; no Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan other than one or more Mortgage Loans as shown on the Mortgage Loan Schedule; no Mortgage Loan is secured by property which secures another mortgage loan other than one or more Mortgage Loans as shown on the Mortgage Loan Schedule. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            (7) The related Mortgagor under each Mortgage Loan has good and indefeasible fee simple or, with respect to those Mortgage Loans described in paragraph (20) hereof, leasehold title to the related Mortgaged Property comprising real estate subject to any Permitted Encumbrances.

            (8) The Seller has received an American Land Title Association
(ALTA) lender's title insurance policy or a comparable form of lender's title insurance policy (or escrow instructions binding on the Title Insurer (as defined below) and irrevocably obligating the Title Insurer to issue such title insurance policy or a title policy commitment or pro-forma "marked up" at the closing of the related Mortgage Loan and countersigned or otherwise approved by the Title Insurer or its authorized agent) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a nationally recognized title insurance company (the "Title Insurer") qualified to do business in the jurisdiction where the applicable Mortgaged Property is located (unless such jurisdiction is the State of Iowa), covering the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Permitted Encumbrances. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect and all premiums thereon have been paid and will provide that the insured includes the owner of the Mortgage Loan and its successors and/or assigns. No holder of the related Mortgage has done, by act or omission, anything that would, and the Seller has no actual knowledge of any other circumstance that would, impair the coverage under such Title Insurance Policy. Such Title Insurance Policy contains no material exclusions for, or affirmatively insures against any losses arising from (other than in jurisdictions in which affirmative insurance is unavailable), (a) lack of access to public roads, (b) material encroachments of any part of the building thereon over easements and (c) the land shown on the survey not being the same as the property legally described in the Mortgage.

            (9) The related Assignment of Mortgage and the related assignment of the Assignment of Leases executed in connection with each Mortgage, if any, have been recorded in the applicable jurisdiction (or, if not recorded, have been submitted for recording or are in recordable form (but for the insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller)) and constitute the legal, valid and binding assignment of such Mortgage and the related Assignment of Leases from the Seller to the Purchaser. The endorsement of the related Mortgage Note by the Seller constitutes the legal, valid, binding and enforceable (except as such enforcement may be limited by anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)) assignment of such Mortgage Note, and together with such Assignment of Mortgage and the related assignment of Assignment of Leases, legally and validly conveys all right, title and interest in such Mortgage Loan and Mortgage Loan documents to the Purchaser.

            (10) (a) The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except that the related Mortgagor and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from fraud or material misrepresentation by the related Mortgagor and/or its principals. Additionally, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor and at least one individual or entity shall be liable to the Seller for any losses incurred by the Seller, its successors and assigns, due to (i) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (ii) any act of actual waste, and (iii) any breach of the environmental covenants contained in the related Mortgage Loan documents.

            (b) The Mortgage Loan documents for each Mortgage Loan contain enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no exemption available to the related Mortgagor which would interfere with such right of foreclosure except any statutory right of redemption or as may be limited by anti-deficiency or one form of action laws or by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Each of the related Mortgage Notes and Mortgages are the legal, valid and binding obligations of the related Mortgagor named on the Mortgage Loan Schedule and each of the other related Mortgage Loan documents is the legal, valid and binding obligation of the parties thereto (subject to any non-recourse provisions therein), enforceable in accordance with its terms, except as such enforcement may be limited by anti-deficiency or one form of action laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but the inclusion of such provisions does not render any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby.

            (d) The terms of the Mortgage Loans or the related Mortgage Loan documents, have not been altered, impaired, modified or waived in any material respect, except prior to the Cut-off Date by written instrument duly submitted for recordation, to the extent required, and as specifically set forth in the related Mortgage File, and no such alterations, impairments, modifications or waivers have been completed or consented to since the later of October 10, 2006 or the date of receipt by the Seller at or following the closing of the Mortgage Loan, of the Mortgage Loan documents in the final form that will constitute the related Mortgage File.

            (e) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor other than de minimis fees paid in connection with the release of the related Mortgaged Property or related security for such Mortgage Loan following payment of such Mortgage Loan in full.

            (11) No Mortgage Loan has been satisfied, canceled, subordinated, released or rescinded, in whole or in part, and the related Mortgagor has not been released, in whole or in part, from its obligations under any related Mortgage Loan document.

            (12) Except with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, neither the Mortgage Loan nor any of the related Mortgage Loan documents is subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any such Mortgage Loan documents, or the exercise (in compliance with procedures permitted under applicable law) of any right thereunder, render any Mortgage Loan documents subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury (subject to anti-deficiency or one form of action laws and to bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)), and no such right of rescission, set-off, abatement, diminution, valid counterclaim or defense has been asserted with respect thereto. None of the Mortgage Loan documents provides for a release of a portion of the Mortgaged Property from the lien of the Mortgage except upon payment or defeasance in full of all obligations under the Mortgage, provided that, notwithstanding the foregoing, certain of the Mortgage Loans may allow partial release (a) upon payment or defeasance of an Allocated Loan Amount which may be formula based, but in no event less than 125% of the Allocated Loan Amount, or (b) in the event the portion of the Mortgaged Property being released was not given any material value in connection with the underwriting or appraisal of the related Mortgage Loan.

            (13) As of the Closing Date, there is no payment default, after giving effect to any applicable notice and/or grace period, and as of the Closing Date, there is no other material default under any of the related Mortgage Loan documents, after giving effect to any applicable notice and/or grace period; no such material default or breach has been waived by the Seller or on its behalf or, to the Seller's knowledge, by the Seller's predecessors in interest with respect to the Mortgage Loans; and, to the Seller's actual knowledge, no event has occurred which, with the passing of time or giving of notice would constitute a material default or breach; provided, however, that the representations and warranties set forth in this sentence do not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of any subject matter otherwise covered by any other representation or warranty made by the Seller in this Exhibit B. No Mortgage Loan has been accelerated and no foreclosure or power of sale proceeding has been initiated in respect of the related Mortgage. The Seller has not waived any material claims against the related Mortgagor under any non-recourse exceptions contained in the Mortgage Note.

            (14) (a) The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date specified therein (except for certain amounts that were fully disbursed by the mortgagee, but were escrowed pursuant to the terms of the related Mortgage Loan documents) and there are no future advances required to be made by the mortgagee under any of the related Mortgage Loan documents. Any requirements under the related Mortgage Loan documents regarding the completion of any on-site or off-site improvements and to disbursements of any escrow funds therefor have been or are being complied with or such escrow funds are still being held. The value of the Mortgaged Property relative to the value reflected in the most recent appraisal thereof is not impaired by any improvements which have not been completed. The Seller has not, nor, to the Seller's knowledge, have any of its agents or predecessors in interest with respect to the Mortgage Loans, in respect of payments due on the related Mortgage Note or Mortgage, directly or indirectly, advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor other than (a) interest accruing on such Mortgage Loan from the date of such disbursement of such Mortgage Loan to the date which preceded by thirty (30) days the first payment date under the related Mortgage Note and (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses, incurred in connection with the origination and funding of the Mortgage Loan.

            (b) No Mortgage Loan has capitalized interest included in its principal balance, or provides for any shared appreciation rights or other equity participation therein and no contingent or additional interest contingent on cash flow or negative amortization (other than with respect to the deferment of payment with respect to ARD Loans) is due thereon.

            (c) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than seven years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan's interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (ii) all or a substantial portion of the Excess Cash Flow (which is net of certain costs associated with owning, managing and operating the related Mortgaged Property) collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

            (d) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a hard lockbox requires that tenants at the related Mortgaged Property shall (and each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a springing lockbox requires that tenants at the related Mortgaged Property shall, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date) make rent payments into a lockbox controlled by the holder of the Mortgage Loan and to which the holder of the Mortgage Loan has a first perfected security interest; provided however, with respect to each ARD Loan which is secured by a multi-family property with a hard lockbox, or with respect to each ARD Loan which is secured by a multi-family property with a springing lockbox, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date, tenants either pay rents to a lockbox controlled by the holder of the Mortgage Loan or deposit rents with the property manager who will then deposit the rents into a lockbox controlled by the holder of the Mortgage Loan.

            (15) The terms of the Mortgage Loan documents evidencing such Mortgage Loan comply in all material respects with all applicable local, state and federal laws and regulations and the Seller has complied with all material requirements pertaining to the origination, funding and servicing of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

            (16) To the Seller's knowledge and subject to paragraph (37) hereof, as of the date of origination of the Mortgage Loan, based on inquiry customary in the industry, the related Mortgaged Property was, and to the Seller's actual knowledge and subject to paragraph (37) hereof, as of the Closing Date, the related Mortgaged Property is, in all material respects, in compliance with, and used and occupied in accordance with, all restrictive covenants of record applicable to such Mortgaged Property and applicable zoning laws and all inspections, licenses, permits and certificates of occupancy required by law, ordinance or regulation to be made or issued with regard to the Mortgaged Property have been obtained and are in full force and effect, except to the extent (a) any material non-compliance with all restrictive covenants of record applicable to such Mortgaged Property or applicable zoning laws is insured by an ALTA lender's title insurance policy (or binding commitment therefor), or the equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (b) the failure to obtain or maintain such inspections, licenses, permits or certificates of occupancy does not materially impair or materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan.

            (17) All (a) taxes, water charges, sewer rents, assessments or other similar outstanding governmental charges and governmental assessments which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), and if left unpaid, would be, or might become, a lien on such Mortgaged Property having priority over the related Mortgage and (b) insurance premiums or ground rents which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), have been paid, or if disputed, or if such amounts are not delinquent prior to the Closing Date, an escrow of funds in an amount sufficient (together with escrow payments required to be made prior to delinquency) to cover such taxes and assessments and any late charges due in connection therewith has been established. As of the date of origination, the related Mortgaged Property was one or more separate and complete tax parcels. For purposes of this representation and warranty, the items identified herein shall not be considered due and owing until the date on which interest or penalties would be first payable thereon.

            (18) To the Seller's knowledge based on surveys or the Title Insurance Policy, (i) none of the material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such Mortgaged Property, except to the extent they are legally nonconforming as contemplated by representation (37) below, and
(ii) no improvements on adjoining properties encroach upon such Mortgaged Property, except in the case of either (i) or (ii) for (a) immaterial encroachments which do not materially adversely affect the security intended to be provided by the related Mortgage or the use, value or marketability of such Mortgaged Property or (b) encroachments affirmatively covered by the related Title Insurance Policy. With respect to each Mortgage Loan, the property legally described in the survey, if any, obtained for the related Mortgaged Property for purposes of the origination thereof is the same as the property legally described in the Mortgage.

            (19) (a) As of the date of, and in reliance upon, the applicable engineering report (which was performed within 12 months prior to the Cut-off
Date) related to the Mortgaged Property and, to Seller's knowledge as of the Closing Date, the related Mortgaged Property is either (i) in good repair, free and clear of any damage that would materially adversely affect the value of such Mortgaged Property as security for such Mortgage Loan or the use and operation of the Mortgaged Property as it was being used or operated as of the origination date or (ii) escrows in an amount consistent with the standard utilized by the Seller with respect to similar loans it holds for its own account have been established, which escrows will in all events be not less than 100% of the estimated cost of the required repairs. Since the origination date, to the Seller's knowledge, such Mortgaged Property has not been damaged by fire, wind or other casualty or physical condition (including, without limitation, any soil erosion or subsidence or geological condition), which damage has not been fully repaired or fully insured, or for which escrows in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account have not been established.

            (b) As of the origination date of such Mortgage Loan and to the Seller's actual knowledge, as of the Closing Date, there are no proceedings pending or, to the Seller's actual knowledge, threatened, for the partial or total condemnation of the relevant Mortgaged Property.

            (20) With respect to the Mortgage Loans that are identified on Exhibit A as being secured in whole or in part by a leasehold estate (a "Ground Lease") (except with respect to any Mortgage Loan also secured by the related fee interest in the Mortgaged Property):

            (a) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease, or other agreement received by the originator of the Mortgage Loan from the ground lessor, provides that the interest of the lessee thereunder may be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially and adversely affect the security provided by the Mortgage; as of the date of origination of the Mortgage Loan, there was no material change of record in the terms of such Ground Lease with the exception of written instruments which are part of the related Mortgage File and Seller has no knowledge of any material change in the terms of such Ground Lease since the recordation of the related Mortgage, with the exception of written instruments which are part of the related Mortgage File;

            (b) such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances, and such Ground Lease is, and shall remain, prior to any mortgage or other lien upon the related fee interest (other than the Permitted Encumbrances) unless a nondisturbance agreement is obtained from the holder of any such mortgage or lien on the fee interest, which nondisturbance agreement is assignable to or for the benefit of the related lessee and the related mortgagee;

            (c) such Ground Lease or another agreement received by the originator of the Mortgage Loan from the ground lessor provides that upon foreclosure of the related Mortgage or assignment of the Mortgagor's interest in such Ground Lease in lieu thereof, the mortgagee under such Mortgage is entitled to become the owner of such interest upon notice to, but without the consent of, the lessor thereunder and, in the event that such mortgagee (or any of its successors and assigns under the Mortgage) becomes the owner of such interest, such interest is further assignable by such mortgagee (or any of its successors and assigns under the Mortgage) upon notice to such lessor, but without a need to obtain the consent of such lessor;

            (d) such Ground Lease is in full force and effect and no default of tenant or ground lessor was in existence at origination, or to the Seller's knowledge, is currently in existence under such Ground Lease, nor at origination was, or to the Seller's knowledge, is there any condition which, but for the passage of time or the giving of notice, would result in a default under the terms of such Ground Lease; either such Ground Lease or a separate agreement contains the ground lessor's covenant that it shall not amend, modify, cancel or terminate such Ground Lease without the prior written consent of the mortgagee under such Mortgage and any amendment, modification, cancellation or termination of the Ground Lease without the prior written consent of the related mortgagee, or its successors or assigns is not binding on such mortgagee, or its successor or assigns;

            (e) such Ground Lease or other agreement requires the lessor thereunder to give written notice of any material default by the lessee to the mortgagee under the related Mortgage, provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease; and such Ground Lease or other agreement provides that no such notice of default and no termination of the Ground Lease in connection with such notice of default shall be effective against such mortgagee unless such notice of default has been given to such mortgagee and any related Ground Lease or other agreement contains the ground lessor's covenant that it will give to the related mortgagee, or its successors or assigns, any notices it sends to the Mortgagor;

            (f) either (i) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (ii) such Ground Lease or other agreement provides that (A) the mortgagee under the related Mortgage is permitted a reasonable opportunity to cure any default under such Ground Lease which is curable, including reasonable time to gain possession of the interest of the lessee under the Ground Lease, after the receipt of notice of any such default before the lessor thereunder may terminate such Ground Lease;
      (B) in the case of any such default which is not curable by such mortgagee, or in the event of the bankruptcy or insolvency of the lessee under such Ground Lease, such mortgagee has the right, following termination of the existing Ground Lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new ground lease with the lessor on substantially the same terms as the existing Ground Lease; and (C) all rights of the Mortgagor under such Ground Lease (insofar as it relates to the Ground Lease) may be exercised by or on behalf of such mortgagee under the related Mortgage upon foreclosure or assignment in lieu of foreclosure;

            (g) such Ground Lease has an original term (or an original term plus one or more optional renewal terms that under all circumstances may be exercised, and will be enforceable, by the mortgagee or its assignee) which extends not less than the greater of (i) 10 years beyond the amortization term or (ii) 20 years beyond the stated maturity date, of the related Mortgage Loan;

            (h) under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage or a financially responsible institution acting as trustee appointed by it, or consented to by it, or by the lessor having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment in whole or in part of the outstanding principal balance of such Mortgage Loan together with any accrued and unpaid interest thereon; and

            (i) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by the Seller; such Ground Lease contains a covenant (or applicable laws provide) that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of such Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

            (21) (a) With respect to each Mortgaged Property, except for the Mortgaged Properties related to those Mortgage Loans set forth on Schedule I hereto for which a lender's environmental insurance policy was obtained in lieu of an Environmental Site Assessment, an Environmental Site Assessment performed in connection with the origination of the related Mortgage Loan was obtained and reviewed by the Seller and a copy is included in the Servicing File.

            (b) Such Environmental Site Assessment does not identify, and the Seller has no actual knowledge of, any adverse circumstances or conditions with respect to or affecting the Mortgaged Property that would constitute or result in a material violation of any Environmental Laws, other than with respect to a Mortgaged Property (i) for which environmental insurance (as set forth on Schedule II hereto) is maintained, or (ii) which would require any expenditure greater than 5% of the outstanding principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws for which adequate sums, but in no event less than 125% of the estimated cost as set forth in the Environmental Site Assessment, were reserved in connection with the origination of the Mortgage Loan and for which the related Mortgagor has covenanted to perform, or (iii) as to which another responsible party not related to the Mortgagor with assets reasonably estimated by the Seller at the time of origination to be sufficient to effect all necessary or required remediation identified in a notice or other action from the applicable governmental authority is currently taking or required to take such actions, if any, with respect to such regulatory authority's order or directive, or (iv) as to which such conditions or circumstances identified in the Environmental Site Assessment were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation, or (v) as to which a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Mortgagor or to the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation, or (vi) as to which the related Mortgagor or other responsible party obtained a "No Further Action" letter or other evidence reasonably acceptable to a prudent commercial mortgage lender that applicable federal, state, or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, or (viii) which would not require substantial cleanup, remedial action or other extraordinary response under any Environmental Laws reasonably estimated to cost in excess of 5% of the outstanding principal balance of such Mortgage Loan;

            (c) To the Seller's actual knowledge and in reliance upon the Environmental Site Assessment, except for any Hazardous Materials being handled in accordance with applicable Environmental Laws and except for any Hazardous Materials present at such Mortgaged Property for which, to the extent that an Environmental Site Assessment recommends remediation or other action, (A) there exists either (i) environmental insurance with respect to such Mortgaged Property (as set forth on Schedule II hereto) or
      (ii) an amount in an escrow account pledged as security for such Mortgage Loan under the relevant Mortgage Loan documents equal to no less than 125% of the amount estimated in such Environmental Site Assessment as sufficient to pay the cost of such remediation or other action in accordance with such Environmental Site Assessment or (B) one of the statements set forth in clause (b) above is true, (1) such Mortgaged Property is not being used for the treatment or disposal of Hazardous Materials; (2) no Hazardous Materials are being used or stored or generated for off-site disposal or otherwise present at such Mortgaged Property other than Hazardous Materials of such types and in such quantities as are customarily used or stored or generated for off-site disposal or otherwise present in or at properties of the relevant property type; and (3) such Mortgaged Property is not subject to any environmental hazard (including, without limitation, any situation involving Hazardous Materials) which under the Environmental Laws would have to be eliminated before the sale of, or which could otherwise reasonably be expected to adversely affect in more than a de minimis manner the value or marketability of, such Mortgaged Property.

            (d) The related Mortgage or other Mortgage Loan documents contain covenants on the part of the related Mortgagor requiring its compliance with any present or future federal, state and local Environmental Laws and regulations in connection with the Mortgaged Property. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller, and its successors and assigns, harmless from and against any and all losses, liabilities, damages, penalties, fines, expenses and claims of whatever kind or nature (including attorneys' fees and costs) imposed upon or incurred by or asserted against any such party resulting from a breach of the environmental representations, warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan.

            (e) Each of the Mortgage Loans which is covered by a lender's environmental insurance policy obtained in lieu of an Environmental Site Assessment ("In Lieu of Policy") is identified on Schedule I and has an outstanding principal balance not greater than $3,000,000, and each In Lieu of Policy is in an amount equal to 125% of the outstanding principal balance of the related Mortgage Loan and has a term ending no sooner than the date which is five years after the maturity date (or, in the case of an ARD Loan, the final maturity date) of the related Mortgage Loan, is non-cancelable by the insurer during such term and the premium for such policy has been paid in full. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property identified on Schedule I as being insured by an In Lieu of Policy have been delivered to or disclosed to the In Lieu of Policy carrier issuing such policy prior to the issuance of such policy.

            (22) As of the date of origination of the related Mortgage Loan, and, as of the Closing Date, the Mortgaged Property is covered by insurance policies providing the coverage described below and the Mortgage Loan documents permit the mortgagee to require the coverage described below. All premiums with respect to the Insurance Policies insuring each Mortgaged Property have been paid in a timely manner or escrowed to the extent required by the Mortgage Loan documents, and the Seller has not received any notice of cancellation or termination. The relevant Servicing File contains the Insurance Policy required for such Mortgage Loan or a certificate of insurance for such Insurance Policy. Each Mortgage requires that the related Mortgagor maintain the following Insurance Policies (subject to customary deductibles): (A) insurance covering the Mortgaged Property and all improvements thereon providing coverage for losses sustained by fire and against loss or damage by other risks and hazards covered by a standard extended coverage insurance policy providing "All Risk of Physical Loss" coverage in an amount sufficient to prevent the Mortgagor from being deemed a co-insurer and to provide coverage in an amount equal to the lesser of (i) the full replacement cost of such Mortgaged Property (in some cases exclusive of excavations, underground utilities, foundations and footings) and (ii) the outstanding principal balance of the related Mortgage Loan with an appropriate endorsement to avoid application of any coinsurance provision; such policies contain a standard mortgage clause naming mortgagee and its successor in interest as additional insureds or loss payee, as applicable; (B) business interruption or rental loss insurance in an amount at least equal to (a) 12 months of operations or (b) in some cases all rents and other amounts customarily insured under this type of insurance of the Mortgaged Property; (C) flood insurance (if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency ("FEMA"), with respect to certain Mortgage Loans and the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards) in an amount not to exceed amounts prescribed by FEMA; (D) workers' compensation, if required by law; (E) comprehensive general liability insurance in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account, but not less than $1 million; all such Insurance Policies contain clauses providing they are not terminable and may not be terminated, without thirty (30) days prior written notice to the mortgagee (except where applicable law requires a shorter period or except for nonpayment of premiums, in which case not less than ten (10) days prior written notice to the mortgagee is required). In addition, each Mortgage permits the related mortgagee to make premium payments to prevent the cancellation thereof and shall entitle such mortgagee to reimbursement therefor. Any insurance proceeds in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the payment of the outstanding principal balance of the related Mortgage Loan together with any accrued interest thereon. The related Mortgaged Property is insured by an Insurance Policy, issued by an insurer meeting the requirements of such Mortgage Loan and having a claims-paying or financial strength rating of at least A-:VIII from A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investors Service, Inc. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in connection with the origination of the related Mortgage Loan in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instances, the PML was based on a 450 or 475-year lookback with a 10% probability of exceedance in a 50-year period. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least A-:VIII by A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investors Service, Inc. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, South Carolina or North Carolina, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. To the Seller's actual knowledge, the insurer issuing each of the foregoing insurance policies is qualified to write insurance in the jurisdiction where the related Mortgaged Property is located.

            (23) [Reserved]

            (24) Whether or not a Mortgage Loan was originated by the Seller, to the Seller's knowledge, with respect to each Mortgage Loan originated by the Seller and each Mortgage Loan originated by any Person other than the Seller, as of the date of origination of the related Mortgage Loan, and, to the Seller's actual knowledge, with respect to each Mortgage Loan originated by the Seller and any prior holder of the Mortgage Loan, as of the Closing Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other governmental authority or agency now pending against or affecting the Mortgagor under any Mortgage Loan or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the security intended to be provided with respect to the related Mortgage Loan, or the ability of such Mortgagor and/or the current use of such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan; and to the Seller's actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor.

            (25) The servicing and collection practices used by the Seller or, to its knowledge, any prior holder of the related Mortgage Note with respect to such Mortgage Loan have been in all material respects legal and have met customary industry standards.

            (26) The originator of the Mortgage Loan or the Seller has inspected or caused to be inspected each related Mortgaged Property within the 12 months prior to the Closing Date.

            (27) The Mortgage Loan documents require the Mortgagor to provide the holder of the Mortgage Loan with at least annual operating statements, financial statements and except for Mortgage Loans for which the related Mortgaged Property is leased to a single tenant, rent rolls.

            (28) All escrow deposits and payments required by the terms of each Mortgage Loan are in the possession, or under the control of the Seller (except to the extent they have been disbursed for their intended purposes), and all amounts required to be deposited by the applicable Mortgagor under the related Mortgage Loan documents have been deposited, and there are no deficiencies with regard thereto (subject to any applicable notice and cure period). All of the Seller's interest in such escrows and deposits will be conveyed by the Seller to the Purchaser hereunder.

            (29) No two or more Mortgage Loans representing more than 5% of the aggregate outstanding principal amount of all the mortgage loans included in the Trust Fund have the same Mortgagor or, to the Seller's knowledge, are to Mortgagors which are entities controlled by one another or under common control.

            (30) Each Mortgagor with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $5,000,000 included in the Trust Fund is an entity whose Mortgage Loan documents require that it be a Single Purpose Entity and, with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $15,000,000 included in the Trust Fund is an entity whose organizational documents or related Mortgage Loan documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a Single Purpose Entity. For this purpose, "Single Purpose Entity" shall mean a Person, other than an individual, whose organizational documents or Mortgage Loan documents provide that it shall engage solely in the business of owning and operating the Mortgaged Property and which does not engage in any business unrelated to such property and the financing thereof, does not have any assets other than those related to its interest in the Mortgaged Property or the financing thereof or any indebtedness other than as permitted by the related Mortgage or the other Mortgage Loan documents, and the organizational documents of which require that it have its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person. The Mortgage File or Servicing File for each Mortgage Loan having an original principal balance of $35,000,000 or more contains a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving any other party. The organizational documents of any Mortgagor on a Mortgage Loan having an original principal balance of $35,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy or dissolution of the sole member.

            (31) The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (A) such Mortgage Loan is secured by an interest in real property having a fair market value (1) at the date the Mortgage Loan was originated at least equal to 80% of the original principal balance of the Mortgage Loan or (2) at the Closing Date at least equal to 80% of the original principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (1) and (2) of this paragraph (31) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loan); or (B) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (i) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (ii) satisfies the provisions of either clause (A)(1) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (A)(2), including the proviso thereto. The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages) and, if such Mortgage Loan has been serviced in accordance with the terms of the Pooling and Servicing Agreement, as of the Closing Date, the related Mortgaged Property, if acquired by the Lower Tier REMIC in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, provided no leases were then entered that violated Section 856(e)(4)(A). Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

            (32) Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage Loan, the property subject to the Mortgage, or any controlling interest therein, is directly or indirectly transferred or sold (except that it may provide for transfers by devise, descent or operation of law upon the death of a member, manager, general partner or shareholder of a mortgagor and that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates, transfers to family members for estate planning purposes, transfers among existing members, partners or shareholders in Mortgagor or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents contain a "due on encumbrance" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the property subject to the Mortgage or any controlling interest in the Mortgagor is further pledged or encumbered, unless the prior written consent of the holder of the Mortgage Loan is obtained (except that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents require the Mortgagor to pay all reasonable fees and expenses associated with securing the consent or approval of the holder of the Mortgage for a waiver of a "due on sale" or "due on encumbrance" clause or a defeasance provision. As of the Closing Date, the Seller holds no preferred equity interest in any Mortgagor and the Seller holds no mezzanine debt related to such Mortgaged Property.

            (33) Except with respect to the AB Mortgage Loans, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            (34) Each Mortgage Loan containing provisions for defeasance of mortgage collateral provides that: defeasance may not occur any earlier than two years after the Closing Date; and requires or provides (A) the replacement collateral consist of U.S. "government securities," within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i), in an amount sufficient to make all scheduled payments under the Mortgage Note when due; (B) the loan may be assumed by a Single Purpose Entity approved by the holder of the Mortgage Loan;
(C) counsel provide an opinion that the trustee has a perfected security interest in such collateral prior to any other claim or interest; and (D) such other documents and certifications as the mortgagee may reasonably require which may include, without limitation, (i) a certification that the purpose of the defeasance is to facilitate the disposition of the mortgaged real property or any other customary commercial transaction and not to be part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages and (ii) a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note when due. Each Mortgage Loan containing provisions for defeasance provides that, in addition to any cost associated with defeasance, the related Mortgagor shall pay, as of the date the mortgage collateral is defeased, all scheduled and accrued interest and principal due as well as an amount sufficient to defease in full the Mortgage Loan (except as contemplated in paragraph (35) hereof). In addition, if the related Mortgage Loan permits defeasance, then the Mortgage Loan documents provide that the related Mortgagor shall (a) pay all reasonable fees associated with the defeasance of the Mortgage Loan and all other reasonable expenses associated with the defeasance, or (b) provide all opinions required under the related Mortgage Loan documents, and in the case of loans with an outstanding principal balance as of the Cut-off Date of $40,000,000 or greater, (i) a REMIC opinion and (ii) rating agency letters confirming that no downgrade or qualification shall occur as a result of the defeasance.

            (35) In the event that a Mortgage Loan is secured by more than one Mortgaged Property, then, in connection with a release of less than all of such Mortgaged Properties, a Mortgaged Property may not be released as collateral for the related Mortgage Loan unless, in connection with such release, an amount equal to not less than 125% of the Allocated Loan Amount for such Mortgaged Property is prepaid or, in the case of a defeasance, an amount equal to 125% of the Allocated Loan Amount is defeased through the deposit of replacement collateral (as contemplated in paragraph (34) hereof) sufficient to make all scheduled payments with respect to such defeased amount, or such release is otherwise in accordance with the terms of the Mortgage Loan documents.

            (36) Each Mortgaged Property is owned by the related Mortgagor, except for Mortgaged Properties which are secured in whole or in a part by a Ground Lease and for out-parcels, and is used and occupied for commercial or multifamily residential purposes in accordance with applicable law.

            (37) Any non-conformity with zoning laws constitutes a legal non-conforming use or structure (i) which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or (ii) for which law and ordinance insurance coverage has been obtained in amounts consistent with the standards utilized by the Seller.

            (38) Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the related Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the sole purpose of financing the construction of incomplete improvements on the related Mortgaged Property.

            (39) No court of competent jurisdiction will determine in a final decree that fraud, with respect to the Mortgage Loans, has taken place on the part of the Seller or, to the Seller's actual knowledge, on the part of any originator, in connection with the origination of such Mortgage Loan.

            (40) The related Mortgage or other Mortgage Loan documents provide a grace period for delinquent Monthly Payments no longer than ten (10) days from the applicable payment date.

            (41) The following statements are true with respect to the related Mortgaged Property: (a) the Mortgaged Property is located on or adjacent to a dedicated road or has access to an irrevocable easement permitting ingress and egress and (b) the Mortgaged Property is served by public or private utilities, water and sewer (or septic facilities) appropriate for the use in which the Mortgaged Property is currently being utilized.

            (42) None of the Mortgage Loan documents contain any provision that expressly excuses the related borrower from obtaining and maintaining insurance coverage for acts of terrorism (provided that such insurance coverage is generally available at commercially reasonable rates and, in circumstances where such insurance is not expressly required, that any request on the part of the mortgagee that the related borrower maintain such insurance is reasonable). Each Mortgaged Property is insured by an "all risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from ) acts of terrorism.

            (43) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

            (44) In the case of each related Mortgaged Property that is operated as a hotel, to the Seller's knowledge as of the origination of the Mortgage Loan, the related Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar mortgage loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated.

Defined Terms:

            The term "Allocated Loan Amount" shall mean, for each Mortgaged Property, the portion of principal of the related Mortgage Loan allocated to such Mortgaged Property for certain purposes (including determining the release prices of properties, if permitted) under such Mortgage Loan as set forth in the related loan documents. There can be no assurance, and it is unlikely, that the Allocated Loan Amounts represent the current values of individual Mortgaged Properties, the price at which an individual Mortgaged Property could be sold in the future to a willing buyer or the replacement cost of the Mortgaged Properties.

            The term "Anticipated Repayment Date" shall mean the date on which all or substantially all of any Excess Cash Flow is required to be applied toward prepayment of the related Mortgage Loan and on which any such Mortgage Loan begins accruing Excess Interest.

            The term "ARD Loan" shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

            The term "Environmental Site Assessment" shall mean a Phase I environmental report meeting the requirements of the American Society for Testing and Materials and being generally consistent with assessments of environmental hazards undertaken by the Seller for similar properties, as of the date of such assessment, and, if in accordance with customary industry standards a reasonable lender would require it, a Phase II environmental report, each prepared by an independent licensed third party professional experienced in environmental matters.

            The term "Excess Cash Flow" shall mean the cash flow from the Mortgaged Property securing an ARD Loan after payments of interest (at the Mortgage Interest Rate) and principal (based on the amortization schedule), and
(a) required payments for the tax and insurance fund and ground lease escrows fund, (b) required payments for the monthly debt service escrows, if any, (c) payments to any other required escrow funds and (d) payment of operating expenses pursuant to the terms of an annual budget approved by the Servicer and discretionary (lender approved) capital expenditures.

            The term "Excess Interest" shall mean any accrued and deferred interest on an ARD Loan in accordance with the following terms. Commencing on the respective Anticipated Repayment Date each ARD Loan (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under
Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan) generally will bear interest at a fixed rate (the "Revised Rate") per annum equal to the Mortgage Interest Rate plus a percentage specified in the related Mortgage Loan documents. Until the principal balance of each such Mortgage Loan has been reduced to zero (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan), such Mortgage Loan will only be required to pay interest at the Mortgage Interest Rate and the interest accrued at the excess of the related Revised Rate over the related Mortgage Interest Rate will be deferred (such accrued and deferred interest and interest thereon, if any, is "Excess Interest").

            The term "in reliance on" shall mean that:

                  (a) the Seller has examined and relied in whole or in part upon one or more of the specified documents or other information in connection with a given representation or warranty;

                  (b) that the information contained in such document or
            otherwise obtained by the Seller appears on its face to be consistent in all material respects with the substance of such representation or warranty;

                  (c) the Seller's reliance on such document or other
            information is consistent with the standard of care exercised by prudent lending institutions originating commercial mortgage loans; and

                  (d) although the Seller is under no obligation to verify
            independently the information contained in any document specified as being relied upon by it, the Seller believes the information contained therein to be true, accurate and complete in all material respects and has no actual knowledge of any facts or circumstances which would render reliance thereon unjustified without further inquiry.

            The term "Mortgage Interest Rate" shall mean the fixed rate of interest per annum that each Mortgage Loan bears as of the Cut-off Date.

            The term "Permitted Encumbrances" shall mean:

                  (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

                  (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record acceptable to mortgage lending institutions generally and referred to in the related mortgagee's title insurance policy;

                  (c) other matters to which like properties are commonly
            subject, and

                  (d) the rights of tenants, as tenants only, whether under
            ground leases or space leases at the Mortgaged Property.

            which together do not materially and adversely affect the related Mortgagor's ability to timely make payments on the related Mortgage Loan, which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, for the use currently being made, the operation as currently being operated, enjoyment, value or marketability of such Mortgaged Property, provided, however, that, for the avoidance of doubt, Permitted Encumbrances shall exclude all pari passu, second, junior and subordinated mortgages but shall not exclude mortgages that secure Mortgage Loans that are cross-collateralized with other Mortgage Loans.

            Other. For purposes of these representations and warranties, the term "to the Seller's knowledge" shall mean that no officer, employee or agent of the Seller responsible for the underwriting, origination or sale of the Mortgage Loans or of any servicer responsible for servicing the Mortgage Loan on behalf of the Seller, believes that a given representation or warranty is not true or is inaccurate based upon the Seller's reasonable inquiry and during the course of such inquiry, no such officer, employee or agent of the Seller or such servicer has obtained any actual knowledge of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate. Furthermore, all information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the Seller's knowledge. For purposes of these representations and warranties, the term "to the Seller's actual knowledge" shall mean that an officer, employee or agent of the Seller responsible for the underwriting, origination and sale of the Mortgage Loans does not actually know of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate.

                                   SCHEDULE I

          MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS
              OBTAINED IN LIEU OF AN ENVIRONMENTAL SITE ASSESSMENT

None.

                                   SCHEDULE II

                          MORTGAGED PROPERTY FOR WHICH
                      ENVIRONMENTAL INSURANCE IS MAINTAINED

Loan No. 18 (Lutherville Station)

Loan No. 48 (65 Livingston Avenue)

                                    EXHIBIT C

                                   EXCEPTIONS

   CIBC Inc. Exceptions to Representations and Warranties - JPMCC 2006-CIBC17

Rep. #
------

6. Loan No. 25 (Com Realty Portfolio) - The Mortgaged Property also secures indebtedness in the amount of $1,385,000 (the "Com Realty B Note"), which Com Realty B Note was sold as of the closing date of the Mortgage Loan to CBA-Mezzanine Capital, LLC or an affiliate thereof. The Com Realty B Note is secured by the Mortgage, and is subordinate to the Mortgage Loan being sold hereby pursuant to an Intercreditor Agreement, a copy of which is included in the Mortgage File. A failure to make a payment due under the Com Realty B Note constitutes a default under this Mortgage Loan.

      Loan No. 90 (Saint Rita's) - The Mortgaged Property also secures indebtedness in the amount of $360,000 (the " Saint Rita's B Note"), which Saint Rita's B Note was sold as of the closing date of the Mortgage Loan to CBA-Mezzanine Capital, LLC or an affiliate thereof. The Saint Rita's B
      Note is secured by the Mortgage, and is subordinate to the Mortgage Loan being sold hereby pursuant to an Intercreditor Agreement, a copy of which is included in the Mortgage File. A failure to make a payment due under the Saint Rita's B Note constitutes a default under this Mortgage Loan.

      Loan No. 103 (Towne Center at Sullivan Trail) - The Mortgaged Property also secures indebtedness in the amount of $305,000 (the "Towne Center at Sullivan B Note"), which Towne Center at Sullivan B Note was sold as of the closing date of the Mortgage Loan to CBA-Mezzanine Capital, LLC or an affiliate thereof. The Towne Center at Sullivan B Note is secured by the Mortgage, and is subordinate to the Mortgage Loan being sold hereby pursuant to an Intercreditor Agreement, a copy of which is included in the Mortgage File. A failure to make a payment due under the Towne Center at Sullivan B Note constitutes a default under this Mortgage Loan.

      Loan No. 104 (Atwood Oceanics Building) - The Mortgaged Property also secures indebtedness in the amount of $300,000 (the "Atwood Oceanics B Note"), which Atwood Oceanics B Note was sold as of the closing date of the Mortgage Loan to CBA-Mezzanine Capital, LLC or an affiliate thereof. The Atwood Oceanics B Note is secured by the Mortgage, and is subordinate to the Mortgage Loan being sold hereby pursuant to an Intercreditor Agreement, a copy of which is included in the Mortgage File. A failure to make a payment due under the Atwood Oceanics B Note constitutes a default under this Mortgage Loan.

7. Loan Nos. 25, 90, 103 and 104 (Com Realty Portfolio, Saint Rita's, Towne Center at Sullivan Trail and Atwood Oceanics Building) - See exceptions to Representation #6 above.

      The following applies to each of these Mortgage Loans: Because the Mortgage Loan is structured for tax purposes with an indemnity deed of trust ("IDOT"), the guarantor of the related Mortgage Note (instead of the related Mortgagor) is the owner of the related Mortgaged Property and the related Mortgage encumbers such guarantor's fee interest in the related Mortgaged Property:

            Loan No. 11 (Brewer's Hill)
            Loan No. 18 (Lutherville Station)
            Loan No. 131 (7000 Wisconsin)
            Loan No. 96 (The Business Center at Riverside)
            Loan No. 49 (7301 Parkway)
            Loan No. 38 (7312 Parkway)
            Loan No. 47 (7437 Race Road)

8. Loan Nos. 25, 90, 103 and 104 (Com Realty Portfolio, Saint Rita's, Towne Center at Sullivan Trail and Atwood Oceanics Building) - See exceptions to Representation #6 above.

      Loan No. 93 (Stafford Commerce Center) - Title insurance is through United General Title Insurance Company, but Title Policy has a direct access endorsement so that the lender is reinsured by First American Title Insurance Company (a nationally recognized title insurance company) for losses above $4,000,000.

10(a). Loan No. 48 (65 Livingston Avenue) - In lieu of executing the Hazardous
      Substances Environmental Indemnity Agreement, the related Mortgagor obtained a environmental insurance policy which covers the term of the related Mortgage Loan plus an additional 5 years in the amount of $5,000,000.00.

      Loan No. 18 (Lutherville Station) - as of the closing of the Mortgage Loan, the Mortgagor had in effect an environmental insurance policy with respect to the Mortgaged Property. The Mortgage Loan documents provide that in the event that any claim for indemnification against Mortgagor or the indemnitor under the loan documents arises under the environmental indemnification sections of the Mortgage Loan documents, then so long as
      (a) such environmental insurance policy is in full force and effect, (b) the Lender has been listed as an additional named insured by endorsement to the policy, (c) the insurer obligated under the environmental insurance policy (the "Environmental Insurer") is not subject to any bankruptcy or reorganization protection, or under the receivership or similar control of any governmental or regulatory body, (d) such claim is covered by such environmental insurance policy and (e) the environmental insurer has not denied its liability under the environmental insurance policy for the amounts at issue, Lender will use commercially reasonable efforts (but expressly excluding the duty to commence litigation) to collect amounts payable to the Mortgagor under the policy, before seeking recovery from the Mortgagor or indemnitor under the environmental indemnification sections of the Mortgage Loan documents.

10(d) Loan No. 41 (Schirm Farms Apartments) - the Mortgage Loan closed on
      November 1, 2016.

      Loan No. 11 (Brewer's Hill) - See exception to representation #32 below. The Mezzanine Loan and related intercreditor agreement were entered into as of November 14, 2006.

      The following applies to each of the Mortgage Loans listed below: The related Mortgage Loan documents were modified subsequent to October 10, 2006; the instruments effecting such modification are listed below and a copy of such instruments are included in the related Mortgage File.

                  a. Loan No. 3 (Residence Inn Times Square) - (a) Modification
            of Consolidated, Amended and Restated Promissory Note among MG Hotel SPE LLC, Granite Companies LLC and Seller, dated October 30, 2006,
            (b) Modification of Consolidated, Amended and Restated Mortgage and Security Agreement among MG Hotel SPE LLC, Granite Companies LLC and Seller, dated October 30, 2006, (c) Modification of Indemnity and Guaranty Agreement among MG Hotel SPE LLC, Granite Companies LLC and Seller, dated October 30, 2006 and (d) Amended and Restated FF&E Reserve Agreement among MG Hotel SPE LLC, Seller and Interstate Management Company, L.L.C., dated October 30, 2006.

                  b. Loan No. 61 (Oak Hills Mall) - Modification of Deed of
            Trust, Assignment of Leases and Rents and Security Agreement among Oak Hills Broadway, LLC, Rubin Pachulski Properties 36, LLC and Seller, dated October 30, 2006.

                  c. Loan No. 102 (Norwood Plaza) - Modification of Deed of
            Trust, Assignment of Leases and Rents and Security Agreement among Walnor, LLC, Gregory M. Cervenka and Seller, dated October 30, 2006.

                  d. Loan No. 141 (Penn Square Apartments) - (a) Modification of
            Promissory Note among Pennsylvania Properties Management Company, Richard W. Moore and Seller, dated October 31, 2006 and (b) Modification of Certification of Taxpayer Identification Number and Nonforeign Status among Pennsylvania Properties Management Company, Richard W. Moore and Seller, dated October 31, 2006.

                  e. Loan No. 108 (Chestnut Heights Apartments) - (a)
            Modification of Promissory Note among East Park Associates, Herbert
            C. Moore and Seller, dated October 31, 2006 and (b) Modification of Certification of Taxpayer Identification Number and Nonforeign Status among East Park Associates, Herbert C. Moore and Seller, dated October 31, 2006.

                  f. Loan No. 114 (Landmark Manor MHP) - Modification of Deed of
            Trust, Assignment of Leases and Rents and Security Agreement among Landmark Manor, L.L.C., Anthony Stieren, Bridie J. Stieren and Seller, dated as of August 15, 2006.

                  g. Loan No. 8 (Sheraton Hotel at Newark International Airport)
            - Amendment to Undertaking and Guaranty Agreement dated as of October 30, 2006, by and between Columbia Properties Newark, LLC, Columbia Sussex Corporation, and Seller.

12. Loan No. 7 (CityView Portfolio II) - The Mortgage Loan documents permit partial defeasance of an individual property (a "Parcel"). The amount defeased shall be the greatest of: (a) 115% of the allocated loan amount with respect to such Parcel, (b) an amount such that, after giving effect to such partial defeasance, the DSCR for the Mortgage Loan, based on income from the remaining properties, shall be not less than the greater of (x) 1.25:1.00 and (y) the DSCR for the Mortgage Loan immediately prior to such partial defeasance and (c) an amount such that, after giving effect to such partial defeasance, the loan-to-value ratio of the Mortgage Loan shall be not greater than the lesser of (x) 80% and (y) the loan-to-value ratio of the Mortgage Loan determined immediately prior to such partial defeasance.

      Loan No. 7 (CityView Portfolio II) - The Mortgage Loan is secured by multiple properties. The related Mortgage Loan documents permit the sale of an individual property (a "Partial Assumption Property") to a third party buyer (a "Partial Assumption Buyer") and the partial assumption of the Mortgage Loan by the Partial Assumption Buyer upon the following terms and conditions: (a) the Partial Assumption Buyer is approved by the holder of the Mortgage (in accordance with the requirements for approval set forth in the related Mortgage), (b) the Mortgagor under the Mortgage Loan at the time of the sale of the Partial Assumption Property (the "Existing Borrower") obtains a "no-downgrade" confirmation from the rating agencies with respect to such sale and partial assumption, (c) the Mortgage Loan is severed into 2 loans, (i) one of which (the "Partial Assumption Loan") will be in an amount equal to the allocated loan amount of the Partial Assumption Property (the Partial Assumption Buyer will be the obligor under the Partial Assumption Loan) and (ii) the other of which (the "Remaining Property Loan") shall be in an amount equal to the principal balance of the original Mortgage Loan less the amount of the Partial Assumption Loan (the Existing Borrower will be the obligor under the Remaining Property Loan), and (d) the Partial Assumption Loan shall have a debt service coverage ratio of at least 1.30:1.0 and a loan to value of no more than 80%, and the Remaining Property Loan shall have a debt service coverage ratio of at least 1.25:1.0 (or if three or less properties constitute the remaining property, a debt service coverage ratio of at least 1.30:1.0) and a loan to value ratio of no more than 80%; however, subject to the defeasance lockout period under the Mortgage Loan documents, a partial defeasance is permitted in order achieve the foregoing debt service coverage and loan to value ratios.

      Loan No. 11 (Brewer's Hill) - The Natty Boh parcel may be released by defeasance of the greater of (x) 120% of the allocated loan amount for such parcel and (y) an amount sufficient to satisfy certain DSCR and LTV tests set forth in Section 1.35 of the Mortgage.

      Loan No. 11 (Brewer's Hill) - Substitution of portions of the Mortgaged Property used for parking with replacement property to be used for parking is permitted upon the terms and conditions set forth in Section 1.36 of the Mortgage.

      Loan No. 24 (West Ashley) - The Tidelands Parcel, as defined in the related Mortgage, may be released by defeasance of 110% of the allocated loan amount; provided, however, after giving effect to such partial defeasance, the DSCR for the Mortgage Loan, based on income from the remaining portion of the related Mortgaged Property, must be at least 1.20:1.00.

      Loan No. 25 (Com Realty Portfolio) - The Frayser Plaza, Bartlesville Plaza and Three Notch Plaza properties may be released by defeasance of 110% of the allocated loan amount; the Frayser Village and Frayser Center properties may be released by defeasance of 115% of the allocated loan amount; provided, however, in each case, after giving effect to such partial defeasance, the DSCR for the Mortgage Loan, based on income from the remaining properties, must be at least 1.25:1.00.

16. Loan No. 62 (Clay Portfolio) - The United Rental Facility - Napa property is deficient four (4) parking spaces. Law and ordinance insurance coverage has not been obtained.

17. Loan No. 114 (Landmark Manor MHP) - As of the related Closing Date, the tax lot in which the related Mortgage Property is situated covers property other than the related Mortgage Property; effective January 1, 2007, the related Mortgaged Property will automatically convert to one (1) distinct tax lot without any further action taking place, and no portion of said tax lot will cover property other than the related Mortgaged Property and no portion of the related Mortgaged Property will lie in any other tax lot. Such conversion to one single tax lot will occur automatically and become effective as of January 1, 2007.

19(a). Loan No. 30 (Westland Portfolio) - In lieu of the Mortgagor depositing cash reserves for payment of deferred maintenance at the Mortgaged Property, a principal of the Mortgagor has guaranteed, on a recourse basis, the payment of such costs.

      Loan No. 107 (Sage Creek Apartments) - In lieu of the Mortgagor depositing cash reserves for payment of deferred maintenance at the Mortgaged Property, a principal of the Mortgagor has guaranteed, on a recourse basis, the payment of such costs.

19(b). Loan No. 41 (Schirm Farms Apartments) - The State of Ohio has filed a notice of intention to widen a state highway bordering the south side of the related Mortgaged Property. The notice of condemnation was filed in 2001, but the state has not taken any action with regard to the proposed condemnation. Neither the Seller of the related Mortgaged Property nor the related Mortgagor has received notice that the State of Ohio has commenced the condemnation and commence the road widening. As contemplated in the notice of condemnation, the condemnation would not have a material adverse effect on the Mortgaged Property.

20.   Loan No. 14 (Hawaii Kai Shopping Center)

      20(d) - The agreement between the fee owner and the seller of the Mortgage Loan sets forth four (4) ongoing defaults (none of which involve the payment of rent) that were alleged under the various ground leases as of the closing of the Mortgage Loan. One of these alleged defaults involved a mechanic's lien against the portion of the related Mortgaged Property called "Building B" (this mechanic's lien was insured over in the Seller's Title Insurance Policy); after the closing of this Mortgage Loan, the Mortgagor delivered to the Seller copies of a bond posted by the related Tenant so as to cause the Mortgaged Property to be released from the mechanic's lien. A second alleged default states that the insurance provided by the Mortgagor may not comply with the requirements of each ground lease, including, without limitation, by having the insurance under all ground leases provided in a single policy; the Seller has no received no further notices from the fee owner concerning this situation. A third alleged default states that the fee owner reserves the right to request additional information from the Mortgagor regarding the calculation of percentage rent under each ground lease; as of October 26, 2006, the Mortgagor has informed the Seller that the fee owner has not made any subsequent requests for information. The final alleged default pertains only to the portion of the Mortgaged Property called "Building B", and states that the fee owner "is confirming whether [the related Mortgagor] has complied with the requirements related to construction"; this building was constructed in 1980 (although certain tenant improvements have been undertaken from time to time thereafter), and the Seller has received no further notice from the fee owner concerning this situation subsequent to the closing.

      20(g) -The term of each of the Ground Leases expires June 30, 2048 (without renewal option); the Mortgage Loan matures September 1, 2031 and the amortization period expires September 1, 2036.

      20(i) - Pursuant to the Ground Lease, each sublease must meet the "Conditions to Attornment" set forth in Art. V(f) of the related Ground Lease, in order to receive a non-disturbance agreement from the ground lessor. One such Condition to Attornment is that the sum of the monthly base rent under all then-existing subleases must equal at least 1/12 of the annual base rent under the Ground Lease. The Seller of the Mortgage Loan does not believe this to be commercially unreasonable, but cannot determine whether a purchaser of the Mortgage Loan would or would not consider this to be commercially unreasonable.

      Loan No. 11 (Brewer's Hill)

      20(g) - The term of the Ground Lease expires on August 31, 2034, and the Mortgagor has an option to extend the term of the Ground Lease to August 31, 2044; the Mortgage Loan matures July 1, 2016 and the amortization period expires July 1, 2036.

      20(h) - The Ground Lease is silent as to the holding and application of insurance proceeds; however, the ground lease parcel is an outdoor parking lot.

      20(i) - The Ground Lease is silent as to the right of the ground lessor to disturb the possession, interest or quiet enjoyment of any subtenant in the ground lease parcel; however, the ground lease parcel is used only for parking.

21(d). Loan Nos. 48 and 18 (65 Livingston Avenue and Lutherville Station) - See exceptions to Representation #10(a) above.

22. Loan No. 126 (Home Depot - Houston) - The property insurance and liability insurance with respect to the Mortgaged Property is provided by the sole tenant at the Mortgaged Property, Home Depot U.S.A., Inc., which was rated "AA" by Standard & Poor's as of the origination date of the Mortgage Loan. The liability insurance contains a $1,000,000 deductible. The property insurance contains a deductible in an amount of which the Mortgage Loan Seller is not certain as of the date hereof. The property insurance coverage does not cover acts of terrorism.

      Loan No. 119 (999 Motor Parkway) - the sole tenant at the Mortgaged Property maintains the insurance with respect to Mortgaged Property under a blanket insurance policy. The property insurance contains a $100,000 deductible and does not cover acts of terrorism. Such tenant self-insures for business interruption insurance; however a principal of Mortgagor has guaranteed to the holder of the Mortgage Loan the payment of any shortfall between the amount actually paid under such self-insured business interruption coverage and the amount that would have been paid if a business interruption insurance policy were maintained.

      Loan No. 103 (Towne Center at Sullivan) - a portion of the Mortgaged Property is ground leased by the Mortgagor, as lessor, to a tenant which operates a bank on the leased premises. Business interruption insurance is not in effect with respect to such leased premises; however, the lease for such leased premises does not permit the tenant to abate rent in the event of a casualty except in the event that access to such leased premises is prohibited due to a casualty on the remaining portion of the shopping center which comprises the Mortgaged Property.

      Loan No. 8 (Sheraton Hotel at Newark International Airport) - $100,000 deductibles are permitted for all coverages. In addition, for so long as Columbia Sussex Corporation is in control of the Mortgagor, the Mortgagor may have deductibles or self-insured retention of up to $1,000,000 provided that the Mortgagor and an affiliate of Mortgagor shall remain liable to the holder of the Mortgage Loan for any shortfall between the amount actually paid under any such policies and the amount that would have been paid if the deductibles were $100,000.

28. Loan No. 3 (Residence Inn Times Square) - The related Mortgage Loan documents require (i) the related Mortgagor to establish a reserve (the "FF&E Reserve") and (ii) to fund the FF&E Reserve on a monthly basis in an amount equal to the Reserve Amount (as hereinafter defined). The FF&E Reserve is maintained at HSBC Bank USA, NA (Account #619760192). The related Mortgage Loan documents provide that upon an "FF&E Reserve Trigger Event" (as hereinafter defined), (i) the related Mortgagor shall pay the Reserve Amount directly to the holder of the Mortgage Loan, and (ii) HSBC Bank USA, NA shall pay to the holder of the Mortgage Loan the funds in the FF&E Reserve. Pursuant to the related Mortgage Loan documents, the related Mortgagor pledged the FF&E Reserve to the holder of the Mortgage Loan as additional collateral for the Mortgage Loan. As used herein, the term "Reserve Amount" means one-twelfth of 4% of "Gross Revenues" (as defined in the related Mortgage Loan documents) for the prior year with an initial monthly deposit of $105,000.00 and (ii) "FF&E Reserve Trigger Event" means the occurrence of any of the following: (i) an Event of Default (as defined in the related Mortgage Loan documents) or (ii) a Sale (as defined in the related Mortgage Loan documents) or any transfer of any interest in the related Mortgagor that is not either permitted under the related Mortgage Loan documents or consented to in writing by the holder of the Mortgage Loan.

30. Loan Nos. 25 and 90 (Com Realty Portfolio and Saint Rita's) - See exceptions to Representation #6 above.

      Loan No. 98 (Copeland Crossing) - The Mortgagor (Rosewood Realty Trust) is a Massachusetts Common Law Trust. The sole trustee and beneficiary of the trust is a special purpose entity.

32. Loan Nos. 25, 90, 103 and 104 (Com Realty Portfolio, Saint Rita's, Towne Center at Sullivan Trail and Atwood Oceanics Building) - See exceptions to Representation #6 above.

      The following applies to each of the Mortgage Loans listed below: Holders of direct or indirect equity interests in the Mortgagor have pledged their direct or indirect interests in the Mortgagor to secure a mezzanine loan (a "Mezzanine Loan"). In connection with such Mezzanine Loan, the Seller and the mezzanine lender entered into an intercreditor agreement, a copy of which is included in the related Mortgage File.

            a.    Loan No. 11 (Brewer's Hill)
            b.    Loan No. 37 (Bonnie Lane and Northlake Portfolio)
            c.    Loan No. 33 (99 Founders Plaza)
            d.    Loan No. 36 (Altamonte Town Center I)
            e.    Loan No. 23 (Altamonte Town Center II)
            f.    Loan No. 111 (CVS Goldenrod)
            g.    Loan No. 147 (Alafaya Pointe)

        The following applies to each of the Mortgage Loans listed below: As of the Closing Date, the related Mezzanine Loan is held by the Mortgage Loan Seller.

            a.    Loan No. 36 (Altamonte Town Center I)
            b.    Loan No. 23 (Altamonte Town Center II)
            c.    Loan No. 111 (CVS Goldenrod)
            d.    Loan No. 147 (Alafaya Pointe)

        The following applies to each of the Mortgage Loans listed below: The related Mortgage provides that direct or indirect equity interests in the related Mortgagor may be pledged as security for indebtedness of the owners of direct or indirect equity interests in the related Mortgagor, under certain conditions more fully set forth in the related Mortgage (including, without limitation, limits on the maximum aggregate loan-to-value ratio (inclusive of both the Mortgage Loan and such mezzanine indebtedness) and the minimum debt service coverage ratio (inclusive of both the Mortgage Loan and such mezzanine indebtedness) and the requirement of an intercreditor agreement satisfactory to the holder of the Mortgage Loan).

            a.    Loan No. 14 (Hawaii Kai Shopping Center)
            b.    Loan No. 18 (Lutherville Station )
            c.    Loan No. 10 (The Towers)
            d.    Loan No. 68 (Country Inn & Suites - Gainesville, FL)
            e.    Loan No. 83 (Country Inn & Suites - Valdosta, GA)
            f.    Loan No. 15 (Magic Valley Mall)
            g.    Loan No. 53 (Foxfire Apartments)
            h.    Loan No. 20 (AMLI on The Green)
            i.    Loan No. 96 (Business Center at Riverside)
            j.    Loan No. 98 (Copeland Crossing Apartments)
            k.    Loan No. 35 (Bridges of Kennesaw Apartments)
            l.    Loan No. 50 (Hester's Crossing Shopping Center)
            m.    Loan No. 41 (Schirm Farms Apartments)

      Loan No. 65 (East Side Plaza) -The related Mortgage Loan documents permit an affiliate of KIMCO Realty Corp., the investor partner in the Mortgagor's parent, to take sole control of the Mortgagor.

      Loan No. 10 (The Towers) - The Mortgage Loan permits a change of control of the Mortgagor, in the event that the original Principal is no longer alive and competent, to certain relatives who were pre-approved by the holder of the Mortgage Loan and defined in the Mortgage as "Approved Control Parties." The original "Principal" is defined in the Mortgage as Philip Pilevsky. "Approved Control Party" is defined in the mortgage as Philip Pilevsky, as long as he is alive and competent, and if he is not, then it shall mean Sheila Levine, Michael Pilevsky, Heidi Leifer and Seth Pilevsky, individually or collectively, or any entity which is controlled directly or indirectly by such party.

35. Loan Nos. 7, 11 and 25 (CityView Portfolio II, Brewer's Hill and Com Realty Portfolio) - See exceptions to Representation #12 above.

37.   Loan No. 62 (Clay Portfolio) - See exceptions to Representation #16 above.

40. Loan No. 65 (East Side Plaza) - Kimco Preferred Investor XLII, Inc. (an affiliate of Kimco Realty Corporation) (herein, "Kimco") holds a preferred equity interest in the Mortgagor. Pursuant to a "consent agreement" between Kimco and the Seller, Kimco has a right to notice of any failure to make a payment as/when due, and the right to cure such event of default within 2 business days after notice. The due date is the 1st of the month, with 5 days' grace period, before the notice can be given.

      Loan No. 11 (Brewer's Hill) - In the event that (i) the Master Tenant (as defined in the Mortgage Note) is the tenant under the Master Lease (as defined in the Mortgage Note) and the Master Lease is in full force and effect without any default thereunder by Master Tenant and (ii) any default occurs in the payment of principal or interest under the Mortgage Note and such payment is not made within seven (7) days of the date such payment is due, then such default in the payment of principal or interest shall not constitute an "Event of Default" unless Master Tenant fails to cure such default by payment of same directly to lender within seven (7) days of lender's notice to Master Tenant of such default; provided however, (x) (i) the foregoing cure right of Master Tenant shall in no event effect the applicability of the late charge and default interest rate payable with respect to any amount not paid within seven (7) days of the date such payment is due and (ii) notwithstanding anything in the Mortgage Note to the contrary, the late charge and default interest rate shall be payable if any default occurs in the payment of principal or interest and such payment is not made within seven (7) days of the date such payment is due without giving regard to the foregoing cure right of the Master Tenant, (y) no attempted cure by Master Tenant of any default in the payment of principal or interest shall be acceptable unless at the time that Master Tenant pays to lender such unpaid amount of principal or interest, Master Tenant also pays to lender any and all late charges and default interest (payable at the default interest rate) payable with respect to such unpaid amounts and (z) the foregoing cure right of Master Tenant shall not apply to the payment of principal and interest due on the maturity date.

42. Loan No. 8 (Sheraton Hotel at Newark International Airport) - The Mortgage Loan documents provide that in the event that terrorism insurance rates rise significantly or such coverage is not available with an all-risk policy, then the cost of the annual premium associated with terrorism insurance that the Mortgagor shall be required to incur shall be limited to 200% of the cost of the then current premium for all-risk casualty insurance without terrorism coverage.

      Loan No. 55 (Linens N' Things) - The Mortgage Loan documents provide that the Mortgagor is not obligated to incur a cost for terrorism insurance that is in excess of two (2) times the cost of the "all-risk" insurance required under the Mortgage Loan documents.

      Loan No. 62 (Clay Portfolio) - with respect to the United Rental Facility
      - Napa and the United Rental Facility - Houston properties, the sole tenant at the Mortgaged Property maintains the property insurance with respect to Mortgaged Property and such coverage does not cover acts of terrorism.

      Loan No. 126 (Home Depot - Houston) - See exception to Representation #22 above.

      Loan No. 119 (999 Motor Parkway) - See exception to Representation #22 above.

      Loan No. 111 (CVS Goldenrod) - the sole tenant at the Mortgaged Property maintains the property insurance with respect to Mortgaged Property and such coverage does not cover acts of terrorism.

                                    EXHIBIT D

                          FORM OF OFFICER'S CERTIFICATE

            I, [______], a duly appointed, qualified and acting [______] of CIBC Inc., a Delaware corporation (the "Company"), hereby certify as follows:

1. I have examined the Mortgage Loan Purchase Agreement, dated as of November 28, 2006 (the "Agreement"), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

3. I have examined the information regarding the Mortgage Loans in each Free Writing Prospectus (as defined in the Indemnification Agreement), when read in conjunction with the other Time of Sale Information (as defined in the Indemnification Agreement), the Prospectus, dated September 22, 2006, as supplemented by the Prospectus Supplement, dated November 16, 2006 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C and Class D Certificates, the Private Placement Memorandum, dated November 16, 2006 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates, and the Residual Private Placement Memorandum, dated November 16, 2006 (together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R and Class LR Certificates, and nothing has come to my attention that would lead me to believe that any Free Writing Prospectus, including any diskette attached thereto, when read in conjunction with the other Time of Sale Information, as of the Time of Sale (as defined in the Indemnification Agreement) or as of the date hereof, the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or in the case of any Free Writing Prospectus, when read in conjunction with the other Time of Sale Information, omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

            Capitalized terms used herein without definition have the meanings given them in the Agreement.

            IN WITNESS WHEREOF, I have signed my name this __ day of ______
2006.


                                       By:_____________________________
                                          Name:
                                          Title: